SEI INSTITUTIONAL INVESTMENTS TRUST
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------


LARGE CAP FUND
SMALL CAP FUND
INTERNATIONAL EQUITY FUND
EMERGING MARKETS EQUITY FUND
CORE FIXED INCOME FUND
HIGH YIELD BOND FUND
INTERNATIONAL FIXED INCOME FUND


--------------------------------------------------------------------------------

This Prospectus concisely sets forth information about the above-referenced funds that an investor needs to know before investing. Please read this Prospectus carefully, and keep it on file for future reference.


A Statement of Additional Information dated September 30, 1998 has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by writing the distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling 1-800-342-5734. The Statement of Additional Information is incorporated by reference into this Prospectus.


SEI Institutional Investments Trust ("SIIT" or the "Trust") is an open-end management investment company that offers certain institutions with investable pools of assets that have signed an Investment Management Agreement with SEI Investments Management Corporation a convenient means of investing in professionally managed diversified and non-diversified portfolios of securities.

THE HIGH YIELD BOND FUND INVESTS PRIMARILY, AND MAY INVEST ALL OF ITS ASSETS, IN LOWER RATED BONDS, COMMONLY REFERRED TO AS "JUNK BONDS." THESE SECURITIES ARE SPECULATIVE AND ARE SUBJECT TO GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST THAN ARE INVESTMENTS IN HIGHER RATED BONDS. BECAUSE INVESTMENT IN SUCH SECURITIES ENTAILS GREATER RISKS, INCLUDING RISK OF DEFAULT, AN INVESTMENT IN THE HIGH YIELD BOND FUND SHOULD NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM AND MAY NOT BE APPROPRIATE FOR ALL INVESTORS. INVESTORS SHOULD CAREFULLY CONSIDER THE RISKS POSED BY AN INVESTMENT IN THE HIGH YIELD BOND FUND BEFORE INVESTING. SEE "INVESTMENT OBJECTIVES AND POLICIES," "GENERAL INVESTMENT POLICIES AND RISK FACTORS -- RISK FACTORS RELATING TO INVESTING IN LOWER RATED SECURITIES" AND THE "APPENDIX."

--------------------------------------------------------------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS
               _________________________________________________________________


Annual Operating Expenses........................          3
Financial Highlights.............................          4
The Trust........................................          5
Eligible Investors...............................          5
General Management of the Funds..................          5
The Money Managers...............................          8
Investment Objectives and Policies...............         18
General Investment Policies and Risk Factors.....         22
Investment Limitations...........................         25
Purchase and Redemption of Shares................         26
Performance......................................         28
Taxes............................................         29
General Information..............................         30
Description of Permitted Investments and Risk
 Factors.........................................         32
Appendix.........................................        A-1

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------


                                                                               EMERGING
                                                                INTERNATIONAL   MARKETS    CORE FIXED   HIGH YIELD   INTERNATIONAL
                                       LARGE CAP    SMALL CAP      EQUITY       EQUITY       INCOME        BOND      FIXED INCOME
                                         FUND         FUND          FUND         FUND         FUND         FUND          FUND
                                      -----------  -----------  ------------  -----------  -----------  -----------  ------------
Management/Administration Fees
 (AFTER FEE WAIVERS) (1)(2)                .23%         .51%         .35%          .94%         .14%         .38%         .34%
Other Expenses (3)                         .05%         .05%         .13%          .46%         .06%         .09%         .27%
---------------------------------------------------------------------------------------------------------------------------------
Total Fund Operating Expenses (AFTER
 FEE WAIVERS) (4)                          .28%         .56%         .48%         1.40%         .20%         .47%         .61%
---------------------------------------------------------------------------------------------------------------------------------


(1) EACH SHAREHOLDER MUST ALSO ENTER INTO AN INVESTMENT MANAGEMENT AGREEMENT WITH SEI INVESTMENTS MANAGEMENT CORPORATION ("SIMC") FOR INVESTMENT STRATEGIES AND PROGRAMS AND ASSET ALLOCATION SERVICES, AND PAY AN ANNUAL FEE THEREUNDER CALCULATED AS A SPECIFIED PERCENTAGE OF THE SHAREHOLDER'S ASSETS MANAGED BY SIMC.


(2) SIMC AND SEI INVESTMENTS FUND MANAGEMENT ("SEI MANAGEMENT") HAVE AGREED TO WAIVE, ON A VOLUNTARY BASIS, A PORTION OF THEIR FEES, AND THE MANAGEMENT/ADMINISTRATION FEES SHOWN REFLECT THESE VOLUNTARY WAIVERS. EACH OF SIMC AND SEI MANAGEMENT RESERVES THE RIGHT TO TERMINATE ITS WAIVER AT ANY TIME IN ITS SOLE DISCRETION. ABSENT SUCH FEE WAIVERS, MANAGEMENT AND ADMINISTRATION FEES WOULD BE: LARGE CAP FUND, .40% AND .05%, RESPECTIVELY; SMALL CAP FUND, .65% AND .05%, RESPECTIVELY; INTERNATIONAL EQUITY FUND, .51% AND .05%, RESPECTIVELY; EMERGING MARKETS EQUITY FUND, 1.05% AND .05%, RESPECTIVELY; CORE FIXED INCOME FUND, .30% AND .05%, RESPECTIVELY; HIGH YIELD BOND FUND, .49% AND .05%, RESPECTIVELY; AND INTERNATIONAL FIXED INCOME FUND, .45% AND .05%, RESPECTIVELY. MANAGEMENT AND ADMINISTRATION FEES HAVE BEEN RESTATED TO REFLECT CURRENT EXPENSES.



(3) THE HIGH YIELD BOND, INTERNATIONAL FIXED INCOME AND EMERGING MARKETS EQUITY FUNDS HAD NOT COMMENCED OPERATIONS AS OF MAY 31, 1998. "OTHER EXPENSES" FOR THESE FUNDS ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.



(4) EACH OF SIMC AND SEI MANAGMENT RESERVES THE RIGHT TO TERMINATE ITS VOLUNTARY WAIVER AT ANY TIME IN ITS SOLE DISCRETION. ABSENT THE FEE WAIVERS DESCRIBED ABOVE, TOTAL OPERATING EXPENSES WOULD BE: LARGE CAP FUND, .50%, SMALL CAP FUND, .75%, INTERNATIONAL EQUITY FUND, .69%, EMERGING MARKETS EQUITY FUND, 1.56%, CORE FIXED INCOME FUND, .41%, HIGH YIELD BOND FUND, .63%, AND INTERNATIONAL FIXED INCOME FUND, .77%.


EXAMPLE
--------------------------------------------------------------------------------


                                               1 YR.   3 YRS.   5 YRS.   10 YRS.
                                               -----   ------   ------   -------
An investor in a Fund would pay the following
 expenses on a $1,000 investment assuming
 (1) a 5% annual return and (2) redemption at
 the end of each time period:
  Large Cap Fund                                $ 3     $ 9      $16       $36
  Small Cap Fund                                $ 6     $18      $31       $70
  International Equity Fund                     $ 5     $15      $27       $60
  Emerging Markets Equity Fund                  $14     $44       --        --
  Core Fixed Income Fund                        $ 2     $ 6      $11       $26
  High Yield Bond Fund                          $ 5     $15       --        --
  International Fixed Income Fund               $ 6     $20       --        --
--------------------------------------------------------------------------------


THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE PURPOSE OF THE EXPENSE TABLE AND EXAMPLE IS TO ASSIST THE INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT MAY BE DIRECTLY OR INDIRECTLY BORNE BY INVESTORS IN THE FUNDS. ADDITIONAL INFORMATION MAY BE FOUND UNDER "GENERAL MANAGEMENT OF THE FUNDS" AND "THE MONEY MANAGERS."

FINANCIAL HIGHLIGHTS
                  ______________________________________________________________

The following information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, the Trust's independent accountants, as indicated in their report dated July 16, 1998 on the Trust's financial statements as of May 31, 1998, which are incorporated by reference into the Trust's Statement of Additional Information. The Trust's financial statements and additional performance information are set forth in the 1998 Annual Report to Shareholders, which is available upon request and without charge by calling 1-800-342-5734. This table should be read in conjunction with the Trust's financial statements and notes thereto. The High Yield Bond, International Fixed Income and Emerging Markets Equity Funds had not commenced operations as of the date of this Prospectus.


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  DISTRIBUTIONS
        NET ASSET                 NET REALIZED    DISTRIBUTIONS       FROM        NET ASSET
          VALUE        NET       AND UNREALIZED     FROM NET        REALIZED        VALUE
        BEGINNING   INVESTMENT      GAINS ON       INVESTMENT        CAPITAL       END OF     TOTAL
        OF PERIOD     INCOME       SECURITIES        INCOME           GAINS        PERIOD     RETURN
----------------------------------------------------------------------------------------------------
        -----------------------------------------------
        LARGE CAP FUND(1)
        -----------------------------------------------
  1998   $  12.66     $0.18          $3.98           $ (0.18)        $ (0.29)      $  16.35   33.36%
  1997      10.00      0.17           2.63             (0.14)             --          12.66   28.22
        -----------------------------------------------
        SMALL CAP FUND(1)
        -----------------------------------------------
  1998   $  10.86     $0.07          $2.78           $ (0.07)        $ (0.52)      $  13.12   26.68%
  1997      10.00      0.06           0.85             (0.05)             --          10.86    9.18
        -----------------------------------------------
        INTERNATIONAL EQUITY FUND(1)
        -----------------------------------------------
  1998   $  10.69     $0.19          $0.86           $ (0.16)        $ (0.23)      $  11.35   10.40%
  1997      10.00      0.14           0.61             (0.05)          (0.01)         10.69    7.56
        -----------------------------------------------
        CORE FIXED INCOME FUND(1)
        -----------------------------------------------
  1998   $  10.13     $0.64          $0.50           $ (0.64)        $ (0.06)      $  10.57   11.60%
  1997      10.00      0.64           0.17             (0.64)          (0.04)         10.13    8.28

                                                    RATIO OF
                                                    EXPENSES     RATIO OF NET
                                                     TO AV-       INVESTMENT
                                    RATIO OF NET     ERAGE          INCOME
                        RATIO OF     INVESTMENT    NET ASSETS     TO AVERAGE
         NET ASSETS     EXPENSES       INCOME         (EX-        NET ASSETS     PORTFOLIO      AVERAGE
           END OF      TO AVERAGE    TO AVERAGE     CLUDING       (EXCLUDING     TURNOVER     COMMISSION
        PERIOD (000)   NET ASSETS    NET ASSETS     WAIVERS)       WAIVERS)        RATE          RATE+
------  --------------------------------------------------------------------------------------------------

        -----------------------------------------
        LARGE CAP FUND(1)

        -----------------------------------------
  1998   $ 1,149,337      0.32%         1.28%        0.50%           1.10%          72%              0.050
  1997       438,818      0.34          1.65         0.53            1.46           71               0.049

        -----------------------------------------
        SMALL CAP FUND(1)

        -----------------------------------------
  1998   $   302,355      0.59%         0.61%        0.75%           0.45%         120%              0.055
  1997       123,941      0.60          0.70         0.79            0.51          163               0.052

        -----------------------------------------
        INTERNATIONAL EQUITY FUND(1)

        -----------------------------------------
  1998   $   554,421      0.53%         2.21%        0.70%           2.04%         109%              0.012
  1997       384,663      0.63          1.73         0.82            1.54          120               0.017

        -----------------------------------------
        CORE FIXED INCOME FUND(1)

        -----------------------------------------
  1998   $   763,236      0.20%         6.13%        0.41%           5.92%         324%                n/a
  1997       349,304      0.21          6.60         0.42            6.39          194                 n/a


    AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
  + AVERAGE COMMISSION RATE PAID PER SHARE FOR EQUITY SECURITY PURCHASES AND
    SALES DURING THE PERIOD. GENERALLY, NON-U.S. COMMISSIONS ARE LOWER THAN U.S. COMMISSIONS WHEN EXPRESSED AS CENTS PER SHARE, BUT HIGHER WHEN EXPRESSED AS A PERCENTAGE OF TRANSACTIONS BECAUSE OF THE LOWER PER-SHARE PRICES OF MANY NON-U.S. SECURITIES.
 (1) THE FUNDS COMMENCED OPERATIONS ON JUNE 14, 1996. ALL RATIOS EXCEPT TOTAL RETURN HAVE BEEN ANNUALIZED.

THE TRUST
      __________________________________________________________________________


SEI INSTITUTIONAL INVESTMENTS TRUST ("SIIT" or the "Trust") is an open-end management investment company organized as a Massachusetts business trust under a Declaration of Trust dated March 1, 1995. The Declaration of Trust permits the Trust to offer separate series ("funds") of units of beneficial interest ("shares") and different classes of each fund. Currently, the Trust does not intend to issue additional classes of shares.



      This Prospectus relates to the following funds: Large Cap, Small Cap, International Equity, Emerging Markets Equity, Core Fixed Income, High Yield Bond and International Fixed Income Funds (each a "Fund" and, together, the "Funds"). All of these Funds are diversified funds except for the International Fixed Income Fund, which is a non-diversified fund. Additional information pertaining to the Trust may be obtained by writing SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling 1-800-342-5734.

ELIGIBLE INVESTORS
               _________________________________________________________________

                     Eligible investors are principally institutions that have investable pools of assets, including defined benefit plans, defined contribution plans, health care defined benefit plans and board-designated funds, insurance operating funds, foundations, endowments, public plans and Taft-Hartley plans and have entered into an Investment Management Agreement (the "Agreement") with SEI Investments Management Corporation ("SIMC")(collectively, "Eligible Investors").

                           Pursuant to the Agreement, SIMC will consult with
                     each Eligible Investor to define its investment objectives, desired returns and tolerance for risk, and to develop a plan for the allocation of assets among different asset classes. The Agreement sets forth the fee to be paid to SIMC, which is ordinarily expressed as a percentage of the Eligible Investor's assets managed by SIMC. This fee, which is negotiated by the Eligible Investor and SIMC, may include a performance based fee or a fixed-dollar fee for certain specified services. Either the Eligible Investor or SIMC may terminate the Agreement upon written notice as provided in the Agreement.

GENERAL MANAGEMENT OF
THE FUNDS ______________________________________________________________________


                     SIMC (the "Manager") is a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), a financial services company. The principal business address of SIMC and SEI Investments is Oaks, Pennsylvania, 19456. SEI Investments was founded in 1968, and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. Affiliates of SIMC have provided consulting advice to institutional investors for more than 20 years, including advice regarding selection and evaluation of money managers. SIMC currently serves as manager to more than 46 investment companies, including more than 387 funds, with more than $128 billion in assets as of May 31, 1998.


                           SIMC is the investment Manager for each of the Funds,
                     and operates as a "manager of managers." As Manager, SIMC oversees the investment advisory services provided to the Funds and manages the cash portion of the Funds' assets. Pursuant to separate sub-advisory agreements with SIMC, and under the supervision of the Manager and the Board of Trustees, a number of sub-advisers (the "Money Managers") are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. Money Managers are selected for the Funds based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively a Money Manager's skills and investment results in managing assets for specific asset classes, investment styles and strategies.

                           Subject to Board review, SIMC allocates and, when
                     appropriate, reallocates the Funds' assets among Money Managers, monitors and evaluates Money Manager performance, and oversees Money Manager compliance with the Funds' investment objectives, policies and restrictions. SIMC HAS ULTIMATE RESPONSIBILITY FOR THE INVESTMENT PERFORMANCE OF THE FUNDS DUE TO ITS RESPONSIBILITY TO OVERSEE MONEY MANAGERS AND RECOMMEND THEIR HIRING, TERMINATION AND REPLACEMENT.

                           SIMC and the Trust have obtained an exemptive order
                     from the Securities and Exchange Commission (the "SEC") that permits SIMC, with the approval of the Trust's Board of Trustees, to retain Money Managers unaffiliated with SIMC for the Funds without submitting the Money Manager agreements to a vote of the Fund's shareholders. The exemptive relief permits SIMC to disclose only the aggregate amount payable by SIMC to the Money Managers under all such Money Manager agreements for each Fund. The Funds will notify shareholders in the event of any addition or change in the identity of its Money Managers.


                           For its management services, SIMC is entitled to a
                     fee, which is calculated daily and paid monthly, at the following annual rates (shown as a percentage of the average daily net assets of each Fund): Large Cap Fund, .40%; Small Cap Fund, .65%; International Equity Fund, .51%; Emerging Markets Equity Fund, 1.05%; Core Fixed Income Fund, .30%; High Yield Bond Fund, .49%; and International Fixed Income Fund, .45%. SIMC pays the Money Managers a fee out of its advisory fee, which fee is based on a percentage of the average monthly market value of the assets managed by each Money Manager.



                           For the fiscal year ended May 31, 1998, the Large
                     Cap, Small Cap, International Equity and Core Fixed Income Funds paid management fees to SIMC, after fee waivers, of .26%, .52%, .49% and .13%, respectively, of their average daily net assets. The High Yield Bond, International Fixed Income and Emerging Markets Equity Funds had not commenced operations as of May 31, 1998.



                           SEI Investments Fund Management ("SEI Management" or
                     the "Administrator") provides the Trust with overall administrative services, regulatory reporting, all necessary office space, equipment, personnel and facilities, and acts as dividend disbursing agent. SEI Management also serves as transfer agent (the "Transfer Agent") for the Funds. For these administrative services, SEI Management is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .05% of the average daily net assets of each Fund.

                     SIMC and SEI Management have agreed, on a voluntary basis, to waive a portion of their Management/Administration Fees and/or reimburse Other Expenses to the extent necessary to keep Total Operating Expenses from exceeding current levels. The Total Operating Expenses reflect current fee waivers.


                           For the fiscal year ended May 31, 1998, the Large
                     Cap, Small Cap, International Equity and Core Fixed Income Funds paid administrative fees, after fee waivers, of .01%, .01%, .04% and .01%, respectively, of their average daily net assets.



                           SEI Investments Distribution Co. (the "Distributor")
                     serves as each Fund's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust. No compensation is paid to the Distributor under the Distribution Agreement for distribution services for the shares of any Fund.


                           The Fund may execute brokerage or other agency
                     transactions through the Distributor, for which the Distributor may receive compensation.

                           The Distributor may, from time to time and at its own
                     expense, provide promotional incentives, in the form of cash or other compensation, to certain financial institutions whose representatives have sold or are expected to sell significant amounts of the Funds' shares.

THE MONEY MANAGERS  ____________________________________________________________

                     The assets of each Fund will be allocated among the Money Managers listed below. However, SIMC may change the allocation of a Fund's assets among Money Managers at any time.


                           The following table sets forth information about the
                     Money Managers selected for the Funds by the Boards of Trustees (as of September 30, 1998).



FUND                       MONEY MANAGERS
---------------------------------------------------------------------------------------
Large Cap                  Alliance Capital Management L.P.
                           LSV Asset Management, L.P.
                           Mellon Equity Associates, LLP
                           Provident Investment Counsel, Inc.
                           Sanford C. Bernstein & Co., Inc.
                           TCW Funds Management, Inc.
---------------------------------------------------------------------------------------
Small Cap                  1838 Investment Advisors, L.P.
                           Boston Partners Asset Management, L.P.
                           Furman Selz Capital Management LLC
                           LSV Asset Management, L.P.
                           Mellon Equity Associates, LLP
                           Nicholas-Applegate Capital Management
                           Polynous Capital Management, Inc.
                           Robertson Stephens Investment Management, L.P.
                           Spyglass Asset Management, Inc.
                           Wall Street Associates
---------------------------------------------------------------------------------------
International Equity       Acadian Asset Management, Inc.
                           Capital Guardian Trust Company
                           Scottish Widows Investment Management Limited
                           SG Pacific Asset Management, Inc.,
                             SGY Pacific Asset Management (Singapore) Limited and
                             SG Yamaichi Asset Management Co., Ltd.
---------------------------------------------------------------------------------------
Emerging Markets Equity    Coronation Asset Management (Proprietary) Limited
                           Credit Suisse Asset Management, Limited
                           Morgan Stanley Asset Management Inc.
                           Nicholas-Applegate Capital Management
                           Parametric Portfolio Associates
                           SG Pacific Asset Management, Inc., and
                             SGY Asset Management (Singapore) Limited
---------------------------------------------------------------------------------------
Core Fixed Income          BlackRock, Inc.
                           Firstar Investment Research & Management Company, LLC
                           Western Asset Management Company
---------------------------------------------------------------------------------------
High Yield Bond            BEA Associates
---------------------------------------------------------------------------------------
International Fixed        Strategic Fixed Income, LLC
Income
---------------------------------------------------------------------------------------

1838 INVESTMENT ADVISORS, L.P.


                     1838 Investment Advisors, L.P. ("1838") serves as a Money Manager to a portion of the assets of the Small Cap Fund. 1838 is a Delaware limited partnership located at 100 Matsonford Road, Radnor, Pennsylvania. MBIA Inc. owns all of the partnership interests of 1838. As of March 31, 1998, 1838 managed $5.6 billion in assets in large and small capitalization equity, fixed income and balanced account portfolios.



                           Edwin B. Powell, J. Kelly Flynn and Cynthia R.
                     Axelrod are the fund managers for the portion of the Small Cap Fund's assets allocated to 1838. These individuals work as a team and share responsibility. Mr. Powell managed small cap equity funds for Provident Capital Management from 1987 to 1994. Mr. Flynn, a Director of 1838, has over five years of experience in the investment business. Prior to joining 1838 in 1997, Mr. Flynn was in the Investment Banking Division at CS First Boston and was an Associate of the Edgewater Private Equity Fund. Mr. Flynn has also worked in the Equities Division of Goldman, Sachs & Co. Prior to joining 1838 in 1995, Ms. Axelrod was with Friess Associates from 1992 to 1995.


ACADIAN ASSET MANAGEMENT, INC.

                     Acadian Asset Management, Inc. ("Acadian") serves as a Money Manager for a portion of the assets of the International Equity Fund. Acadian, a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), was founded in 1977, and manages approximately $5 billion in assets invested globally as of May 31, 1998. The principal address of Acadian is Two International Place, 26th floor, Boston, Massachusetts 02110.


                           A committee of investment professionals at Acadian is
                     responsible for managing the portion of the International Equity Fund's assets allocated to Acadian.

ALLIANCE CAPITAL MANAGEMENT L.P.

                     Alliance Capital Management L.P. ("Alliance") serves as a Money Manager for a portion of the assets of the Large Cap Fund. Alliance is a registered investment adviser organized as a Delaware limited partnership, which originated as Alliance Capital Management Corporation in 1971. Alliance Capital Management Corporation, an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States, is the general partner of Alliance. As of March 31, 1998, Alliance managed over $248 billion in assets. The principal address of Alliance is 1345 Avenue of the Americas, New York, New York 10105.



                           A committee of investment professionals at Alliance
                     manages the portion of the Large Cap Fund's assets allocated to Alliance.



BEA ASSOCIATES


                     BEA Associates ("BEA") serves as the Money Manager for the High Yield Bond Fund. BEA is a general partnership organized under the laws of the State of New York and, together with its predecessor firms, has been engaged in the investment advisory business for more than 50 years. BEA is a wholly-owned subsidiary of Credit Suisse, the second largest Swiss bank, which, in turn, is a subsidiary of CS Holding, a Swiss corporation. As of March 31, 1998, BEA managed approximately $36 billion in assets. BEA's principal business address is One Citicorp Center, 153 East 53rd Street, New York, New York 10022.

                           The High Yield Bond Fund's assets are managed by
                     Richard J. Lindquist, C.F.A. Mr. Lindquist joined BEA in 1995 as a result of BEA's acquisition of CS First Boston Investment Management, and has had 15 years of investment management experience, all 15 years of experience working with high yield bonds. Prior to joining CS First Boston, Mr. Lindquist was with Prudential Insurance Company of America where he managed high yield funds totalling approximately $1.3 billion. Prior to joining Prudential, Mr. Lindquist was managing high yield funds at T. Rowe Price.



BLACKROCK, INC.


                     BlackRock, Inc. (formerly, BlackRock Financial Management, Inc.) ("BlackRock") serves as a Money Manager to a portion of the assets of the Core Fixed Income Fund. BlackRock, a registered investment adviser, is a Delaware corporation with its principal business address at 345 Park Avenue, 30th Floor, New York, New York 10154. BlackRock's predecessor was founded in 1988, and as of March 31, 1998, BlackRock had $115 billion in assets under management. BlackRock is an indirect subsidiary of PNC Bank Corp.



                           BlackRock employs a team approach in managing the
                     Fund assets allocated to BlackRock; however, the portfolio managers who have day-to-day responsibility for the Fund are Keith Anderson and Andrew Phillips. Mr. Anderson is a Managing Director and Co-Head of Portfolio Management at BlackRock, and has 14 years' experience investing in fixed income securities. Mr. Phillips is a Principal and portfolio manager with primary responsibility for the management of the firm's investment activities in fixed-rate mortgage securities.


BOSTON PARTNERS ASSET MANAGEMENT, L.P.

                     Boston Partners Asset Management, L.P. ("BPAM") serves as a Money Manager for a portion of the assets of the Small Cap Fund. BPAM, a Delaware limited partnership, is a registered investment adviser whose general partner is Boston Partners, Inc. BPAM was founded in April, 1995, and as of May 31, 1998, it had approximately $16 billion in assets under management. The principal business address of BPAM is 28 State Street, 21st Floor, Boston, Massachusetts 02109.


                           The portion of the Small Cap Fund's assets allocated
                     to BPAM is managed by Wayne J. Archambo, C.F.A. Mr. Archambo has been employed by BPAM since its organization, and has more than 14 years experience investing in equities. Prior to joining BPAM, Mr. Archambo was employed at The Boston Company Asset Management, Inc. ("TBCAM") from 1989 through April, 1995. Mr. Archambo created TBCAM's small cap value product in 1992. Prior to joining TBCAM in 1989, Mr. Archambo spent six years as a fund manager/analyst for Boston-based Systematic Investors.


CAPITAL GUARDIAN TRUST COMPANY


                     Capital Guardian Trust Company ("CGTC") serves as a Money Manager to a portion of the assets of the International Equity Fund. CGTC, a California trust company founded in 1968, is a wholly-owned subsidiary of The Capital Group Companies, Inc. CGTC has managed international portfolios since 1978, and as of March 31, 1998, managed a total of over $77 billion primarily for institutional clients. The principal business address of

                     CGTC and The Capital Group Companies, Inc. is 333 South Hope Street, Los Angeles, California 90071.



                           Capital Guardian utilizes a multiple portfolio
                     management system under which a group of portfolio managers each will have investment discretion over a portion of the assets of the Fund managed by Capital Guardian.


CORONATION ASSET MANAGEMENT (PROPRIETARY) LIMITED

                     Coronation Asset Management (Proprietary) Limited ("Coronation") serves as a Money Manager for a portion of the assets of the Emerging Markets Equity Fund. Coronation, a registered investment adviser organized under the laws of the Republic of South Africa, was founded in 1993, and as of March 31, 1998, managed $4.7 billion in assets. The principal business address of Coronation is 80 Strand Street, Cape Town, South Africa, 8001.


                           Investment decisions for Coronation's portion of the
                     assets of the Fund are made by Anthony Gibson and Louis Stassen. Prior to joining Coronation in 1993, Mr. Gibson, the head of Coronation's Investment Committee, and Mr. Stassen, the head of Coronation's research department, worked at Syfrets Managed Assets for seven years and one year, respectively. Prior to joining Syfrets Managed Assets, Mr. Stassen worked as an Investment Analyst for Allan Gray Investment Counsel.


CREDIT SUISSE ASSET MANAGEMENT LIMITED


                     Credit Suisse Asset Management Limited ("Credit Suisse") acts as a Money Manager for a portion of the assets of the Emerging Markets Equity Fund. Credit Suisse, a UK limited liability company formed in 1982, is a registered investment adviser that managed approximately $37.1 billion as of March 31, 1998. Credit Suisse is a wholly-owned subsidiary of the Credit Suisse Group, a financial services conglomerate headquartered in Zurich, Switzerland. Credit Suisse's principal business address is Beaufort House, 15 St. Botolph Street, London, EC3A 7JJ.



                           Glenn Wellman, a Managing Director of Credit Suisse,
                     and Isabel Knight, a Director of Credit Suisse, are primarily responsible for the day-to-day management and investment decisions made with respect to the assets of the Fund. Prior to joining Credit Suisse in 1993, Mr. Wellman was a Director and Senior Vice President at Alliance Capital Limited. Before joining Credit Suisse in 1997, Ms. Knight was Senior Fund Manager at Foreign and Colonial from 1995 to 1997. From 1992 to 1995, Ms. Knight was a Portfolio Manager for Morgan Stanley Asset Management.


FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, LLC

                     Firstar Investment Research & Management Company, LLC ("FIRMCO") serves as a Money Manager for a portion of the assets of the Core Fixed Income Fund. FIRMCO is a registered investment adviser with its principal business address at 777 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. As of March 31, 1998, it had approximately $24.4 billion in assets under management. FIRMCO is a wholly-owned subsidiary of Firstar Corporation, a bank holding company located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

                           Mr. Charles Groeschell, a Senior Vice President of
                     FIRMCO, has been employed by FIRMCO or its affiliates since 1983, and has 16 years experience in fixed income investment management. Mr. Groeschell manages the portion of the Core Fixed Income Fund's assets allocated to FIRMCO.


FURMAN SELZ CAPITAL MANAGEMENT LLC

                     Furman Selz Capital Management LLC ("Furman Selz") serves as a Money Manager for a portion of the assets of the Small Cap Fund. Furman Selz, a Delaware limited liability company whose predecessor was formed in 1977, is a registered investment adviser that managed approximately $10.5 billion in assets as of March 31, 1998. The ultimate parent of Furman Selz is ING Groep N.V., a Dutch financial services company. Furman Selz's principal business address is 230 Park Avenue, New York, NY 10169.


                           Matthew S. Price and David C. Campbell, Managing
                     Directors/Portfolio Managers, have been with Furman Selz for over 5 and 7 years, respectively, and are primarily responsible for the day-to-day management and investment decisions made with respect to the assets of the Fund. Prior to joining Furman Selz, Mr. Price and Mr. Campbell were Senior Portfolio Managers at Value Line Asset Management.


LSV ASSET MANAGEMENT, L.P.


                     LSV Asset Management, L.P. ("LSV") serves as a Money Manager to a portion of the assets of the Large Cap Fund and the Small Cap Fund. LSV is a registered investment adviser organized as a Delaware general partnership. An affiliate of SIMC owns a majority interest in LSV. The general partners developed a quantitative value investment philosophy that has been used to manage assets over the past 7 years. The principal business address of LSV is 200
                     W. Madison Avenue, Chicago, Illinois 60606. As of March 31, 1998, LSV managed approximately $2.7 billion in client assets.



                           The Adviser pays LSV fees based on a percentage of
                     the average monthly market value of the assets of the Large Cap Fund and the Small Cap Fund managed by LSV. These fees, which are calculated daily and paid monthly, are at an annual rate of .20% of the average monthly market value of the assets of the Large Cap Fund managed by LSV and .50% of the average monthly market value of the assets of the Small Cap Fund managed by LSV.



                           Josef Lakonishok, Andrei Shleifer and Robert Vishny,
                     officers and partners of LSV, manage the Funds on an ongoing basis and make adjustments to the investment model based on their research and statistical analysis. Through their investment process, LSV identifies buy and sell candidates subject to specific tolerances and constraints.



MELLON EQUITY ASSOCIATES, LLP


                     Mellon Equity Associates, LLP ("Mellon Equity") serves as a Money Manager to a portion of the assets of each of the Large Cap Fund and the Small Cap Fund. Mellon Equity is a limited liability partnership founded in 1987. Mellon Bank, N.A., is the 99% limited partner and MMIP, Inc. is the 1% general partner. MMIP, Inc. is a wholly-owned subsidiary of Mellon Bank, N.A., which itself is a wholly-owned subsidiary of the Mellon Bank Corporation. Mellon Equity had discretionary management authority with respect to approximately $20.6 billion of assets as of May 31, 1998. The business address for Mellon Equity is 500 Grant Street, Suite 3700, Pittsburgh, Pennsylvania 15258.



                           William P. Rydell and Robert A. Wilk manage the
                     portion of the Large Cap and Small Cap Funds' assets allocated to Mellon Equity. Mr. Rydell is the President and Chief Executive Officer of Mellon Equity, and has been managing individual and collective portfolios at Mellon Equity since 1982. Mr. Wilk is a Senior Vice President and Portfolio Manager of Mellon Equity, and has been involved with securities analysis, quantitative research, asset allocation, trading and client services at Mellon Equity since April 1990. Prior to joining Mellon Equity, Mr. Wilk was in charge of portfolio management and conducted quantitative research for another investment subsidiary of Mellon Bank Corporation, Triangle Portfolio Associates.



MORGAN STANLEY ASSET MANAGEMENT INC.


                     Morgan Stanley Asset Management Inc. ("MSAM") acts as a Money Manager for a portion of the assets of the Emerging Markets Equity Fund. MSAM is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. MSAM is a registered investment adviser that currently has approximately $167 billion of assets under management. The principal business address of MSAM is 1221 Avenue of the Americas, New York, New York 10020.



                           Robert L. Meyer, a Managing Director of MSAM, Michael
                     Perl, a Vice President of MSAM, and Andy Skov, a Principal of MSAM, are primarily responsible for the day-to-day management and investment decisions made with respect to the assets of the Fund. Mr. Meyer joined MSAM in 1989 after working for the law firm of Irell & Manella. Mr. Perl joined MSAM in 1998 after 6 years at Bankers Trust Australia, where he served as a Portfolio Manager. Mr. Skov joined MSAM in 1994 after 4 years as an Associate at Bankers Trust.



NICHOLAS-APPLEGATE CAPITAL MANAGEMENT


                     Nicholas-Applegate Capital Management
                     ("Nicholas-Applegate") serves as a Money Manager to a portion of the assets of each of the Small Cap Fund and the Emerging Markets Equity Fund. As of March 31, 1998, Nicholas-Applegate had discretionary management authority with respect to approximately $31.8 billion of assets. The principal business address of Nicholas-Applegate is 600 West Broadway, 29th Floor, San Diego, California 92101. Nicholas-Applegate, pursuant to a partnership agreement, is controlled by its general partner, Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership controlled by a corporation controlled by Arthur E. Nicholas.



                           Nicholas-Applegate manages its portion of the Small
                     Cap and Emerging Markets Equity Fund's assets through its systematic-driven management team under the general supervision of Mr. Nicholas, founder and Chief Investment Officer of the firm. The U.S. Systematic team is responsible for the day-to-day management of the Small Cap Fund's assets. The lead U.S. Systematic portfolio manager is John Kane, and he is assisted by five other portfolio manager/analysts for the Fund's U.S. Systematic assets. Mr. Kane has been a fund manager and investment team leader since June 1994. Prior to joining Nicholas-Applegate, he had 25 years of investment/economics experience with ARCO Investment

                     Management Company and General Electric Company. The Emerging Markets team is responsible for the day-to-day management of the Emerging Markets Equity Fund's assets. The Emerging Market team is co-managed by Pedro Marcal and Eswar Menon. Mr. Marcal joined Nicholas-Applegate in 1984, and has five years prior investment adviser experience with A.B. Laffer, V.A. Canto & Associates, and A-Mark Precious Metals. Mr. Menon joined Nicholas-Applegate in 1995, and has 5 years prior experience with Koeneman Capital Management in Singapore.


PARAMETRIC PORTFOLIO ASSOCIATES

                     Parametric Portfolio Associates ("Parametric") serves as a Money Manager for a portion of the assets of the Emerging Markets Equity Fund. Parametric is a general partnership whose general partners are PIMCO Advisors L.P. ("PIMCO"), the supervisory general partner, and Parametric Management, Inc., the managing general partner (a wholly-owned subsidiary of PIMCO). Parametric's predecessor was founded in 1987, and as of May 31, 1998, Parametric managed approximately $3.0 billion in client assets. Parametric's business address is 701 Fifth Avenue, Suite 7310, Seattle, WA 98104. PIMCO's address is 800 Newport Center Drive, Newport Beach, California 92660.



                           Clifford Quisenberry, CFA, Vice President and
                     Portfolio Manager, is responsible for managing the portion of the Fund's assets allocated to Parametric. Mr. Quisenberry has eleven years experience in portfolio management. He joined Parametric in 1994.



POLYNOUS CAPITAL MANAGEMENT, INC.


                     Polynous Capital Management, Inc. ("Polynous"), serves as a Money Manager for a portion of the assets of the Small Cap Fund. Polynous, a California corporation formed in 1995, is a registered investment adviser that managed approximately $166 million in assets as of March 31, 1998. Polynous is controlled by Kevin L. Wenck, founder and Principal Executive Officer of Polynous. Polynous's principle business address is 88 Kearny Street, Suite 1300, San Francisco, California 94108.



                           Mr. Wenck is primarily responsible for the day-to-day
                     management and investment decisions made with respect to the assets of the Fund. Prior to forming Polynous, Mr. Wenck, who was a Portfolio Manager at GT Capital Management.


PROVIDENT INVESTMENT COUNSEL, INC.

                     Provident Investment Counsel, Inc. ("Provident") serves as a Money Manager for a portion of the assets of the Large Cap Fund. Provident is a registered investment adviser with its principal business address at 300 North Lake Avenue, Pasadena, California 91101, which, through its predecessors, has been in business since 1951, a wholly-owned subsidiary of United Asset Management ("UAM"), a publicly traded investment adviser holding company. UAM is headquartered at One International Place, Boston, Massachusetts 02110. As of March 31, 1998, Provident had over $19 billion in client assets under management.


                           A team consisting of the senior investment
                     professionals is responsible for the development of investment policy and strategy. The implementation of these decisions for the portion of the Large Cap Fund's assets allocated to Provident is the responsibility of

                     George E. Handtmann III and Jeffrey J. Miller, Managing Directors. Mr. Handtmann has been with Provident since 1982 and Mr. Miller has been with the firm since 1972.



ROBERTSON, STEPHENS INVESTMENT MANAGEMENT, L.P.


                     Robertson, Stephens Investment Management, L.P. ("Robertson"), acts as a Money Manager for a portion of the assets of the Small Cap Fund. Robertson is a wholly-owned subsidiary of BankAmerica. Robertson is a registered investment adviser that currently has approximately $5.0 billion of assets under management, $240 million of which is in the small cap product. The principal business address of Robertson is 555 California Street, Suite 2600, San Francisco, California 94104.



                           Jim Callinan, a managing director of Robertson, is
                     primarily responsible for the day-to-day management and investment decisions made with respect to the assets of the Fund. He joined Robertson in June 1996 after nine years at Putnam Investments ("Putnam") in Boston, where he served as a portfolio manager of the Putnam OTC Emerging Growth Fund. Mr. Callinan also served as a specialty growth research analyst and portfolio manager of both the Putnam Emerging Information Science Trust Fund and the Putnam Emerging Health Sciences Trust Fund while at Putnam.



SG PACIFIC ASSET MANAGEMENT, INC., AND SGY ASSET MANAGEMENT (SINGAPORE) LIMITED AND SG YAMAICHI ASSET MANAGEMENT CO., LTD.


                     SG Pacific Asset Management, Inc. (formerly, Yamaichi Capital Management, Inc.) ("SG Pacific") and SGY Asset Management (Singapore) Ltd. (formerly, Yamaichi Capital Management (Singapore) Limited) ("SGY") jointly serve as Money Manager for a portion of the assets of the International Equity and Emerging Markets Equity Funds. Societe Generale Asset Management (North Pacific), a French financial services conglomerate, has a controlling interest in SG Yamaichi Asset Management Co., Ltd. (formerly, Yamaichi International Capital Management Co., Ltd.) ("SG Yamaichi"), the parent of SG Pacific and SGY. SG Yamaichi also serves as a Money Manager for a portion of the assets of the International Equity Fund. SG Yamaichi was established in 1971 as a global asset management firm. SG Pacific and SGY are wholly-owned subsidiaries of SG Yamaichi. The principal address of SG Pacific is 2 World Trade Center, Suite 9828, New York, New York 10048. The principal address of SGY is 138 Robinson Road, #13-01/05, Hong Leong Centre, Singapore 068906. The principal address of SG Yamaichi is 5-1, Nihombashi Kabutocho, Chuo-ku, Tokyo 103, Japan. SG Yamaichi and its affiliates currently manage over $17 billion in assets worldwide.



                           Mr. Marco Wong leads the management team for the
                     assets of the International Equity and Emerging Markets Equity Funds allocated to SG Pacific, SGY and SG Yamaichi. Mr. Wong has been with SG Yamaichi since 1986. Mr. Hiroyoshi Nakagawa oversees the Japan investment team in Tokyo, and also serves as a portfolio manager for the International Equity Fund. Mr. Nakagawa joined SG Yamaichi in 1977.



SANFORD C. BERNSTEIN & CO., INC.


                     Sanford C. Bernstein & Co., Inc. ("Bernstein"), serves as a Money Manager to a portion of the assets of the Large Cap Fund. Founded in 1967, Bernstein is a registered investment adviser that managed approximately $77 billion in assets as of March 31, 1998. Bernstein is controlled by the members of its Board of Directors and its principal business address is 767 Fifth Avenue, New York, New York 10153.



                           Lewis A. Sanders and Marilyn Goldstein Fedak are
                     primarily responsible for the day-to-day management and investment decisions with respect to the assets of the Fund. Mr. Sanders has been employed by Bernstein since 1969, and is currently Chairman of the Board, Chief Executive Officer, and a Director of Bernstein. Ms. Fedak, Chief Investment Officer--Large Capitalization Domestic Equities and a Director of Bernstein, has been employed by Bernstein since 1984.



SCOTTISH WIDOWS INVESTMENT MANAGEMENT LIMITED


                     Scottish Widows Investment Management Limited ("Scottish Widows") serves as a Money Manager for a portion of the assets of the International Equity Fund. Scottish Widows is a wholly-owned subsidiary of the Scottish Widows Group, a mutual insurance company founded in 1815 and based in Edinburgh, Scotland. Scottish Widows is a registered investment adviser that managed approximately $50 billion among 95 accounts as of March 31, 1998. The principal business address of Scottish Widows is P.O. Box 17036, 69 Morrison Street, Edinburgh EH3 8YF, Scotland.



                           Albert Morillo, a Director of Scottish Widows, is
                     primarily responsible for the day-to-day management and investment decisions made with respect to the assets of Scottish Widows' portion of the Fund. Mr. Morillo joined Scottish Widows as a UK analyst in 1985, and became the head of the European Team in 1991. Mr. Morillo sits on the Investment Policy Committee and has asset allocation responsibilities for the firm's global equity accounts. Mr. Morillo has been a member of the European Team since 1986.



SPYGLASS ASSET MANAGEMENT, INC.


                     Spyglass Asset Management, Inc. ("Spyglass") acts as a Money Manager for a portion of the assets of the Small Cap Fund. Spyglass, a Delaware Corporation founded in May, 1998, is a registered investment adviser controlled by Roger Stamper and Stephen Wisneski. The principal business address of Spyglass is 3454 Oak Alley Court, Suite #209, Toledo, Ohio 43606.



                           Roger H. Stamper, President of Spyglass, is primarily
                     responsible for the day-to-day management and investment decisions made with respect to the assets of the Fund. Mr. Stamper has 14 years of investment experience. Prior to founding Spyglass, Mr. Stamper served as Managing Director of Equities at First of America Investment Management, where he also served as portfolio manager of the $1 billion small cap growth equity product. Stephen Wisneski, Chief Operating Officer, has over 12 years of investment management experience. Prior to joining Spyglass, Mr. Wisneski served as the portfolio manager on the large cap growth products for First of America Investment Management.



STRATEGIC FIXED INCOME, L.L.C.


                     Strategic Fixed Income, L.L.C. ("Strategic") serves as the Money Manager for the International Fixed Income Fund. Strategic is a Delaware limited liability company whose predecessor was formed in 1991 to manage multi-currency fixed income portfolios. The managing member of the firm is Gobi Investment Inc., of which Kenneth Windheim is the sole shareholder, and the limited partner is Strategic Investment Management ("SIM"). As of March 31, 1998, Strategic managed $4.9 billion of client assets. The principal address of Strategic is 1001 Nineteenth Street North, Suite 1720, Arlington, Virginia 22209.



                           Kenneth Windheim, President of Strategic, is the
                     portfolio manager of the International Fixed Income Fund. Mr. Windheim is assisted by Gregory Barnett and David Jallits, Directors of Strategic. Prior to forming Strategic, Kenneth Windheim was the Chief Investment Officer and Managing Director of the group which managed global fixed income portfolios at Prudential Asset Management. Prior to joining Strategic, Gregory Barnett was portfolio manager for the Pilgrim Multi-Market Income Fund. Prior to that he was vice president and senior fixed income portfolio manager at Lexington Management. Prior to joining Strategic, David Jallits was Senior Portfolio Manager for a hedge fund at Teton Partners. From 1992 to 1993, he was Vice President and Global Fixed Income Portfolio Manager at The Putnam Companies.



TCW FUNDS MANAGEMENT INC.


                     TCW Funds Management Inc. ("TCW") acts as a Money Manager for a portion of the assets of the Large Cap Fund. TCW is a wholly-owned subsidiary of the TCW Group, Inc. TCW is a registered investment adviser that currently has approximately $51 billion of assets under management. The principal business address of TCW is 865 S. Figueroa, Suite 1800, Los Angeles, California 90017.



                           Glen E. Bickerstaff, a Managing Director of TCW, is
                     primarily responsible for the day-to-day management and investment decisions made with respect to the assets of the Fund. Mr. Bickerstaff joined TCW in May, 1998 after 10 years at Transamerica Investment Services, where he served as Vice President and Senior Portfolio Manager. Mr. Bickerstaff has over 18 years of investment experience dedicated to investing in large cap growth securities.


WALL STREET ASSOCIATES

                     Wall Street Associates ("WSA") serves as a Money Manager for a portion of the assets of the Small Cap Fund. WSA was founded in 1987, and as of May 31, 1998, had approximately $1.3 billion in assets under management. The principal business address of WSA is at 1200 Prospect Street, Suite 100, La Jolla, California 92037.



                           William Jeffery III, Kenneth F. McCain, and Richard
                     S. Coons, each of whom owns 1/3 of WSA, serve as portfolio managers for the portion of the Small Cap Fund's assets allocated to WSA. Each is a principal of WSA and has an average of 27 years of investment management experience.


WESTERN ASSET MANAGEMENT COMPANY
                     Western Asset Management Company ("Western") serves as a Money Manager for a portion of the assets of the Core Fixed Income Fund. Western is a wholly-owned subsidiary of Legg Mason, Inc., a financial services company located in Baltimore, Maryland. Western was founded in 1971 and specializes in the management of fixed income funds. As of

                     March 31, 1998, Western managed approximately $41.5 billion in client assets, including $8.2 billion of investment company assets. The principal business address of Western is 117 East Colorado Boulevard, Pasadena, California 91105.



                           The Western Asset Investment Strategy Group is
                     primarily responsible for the day-to-day management of the portion of the Core Fixed Income Fund's assets allocated to Western.


INVESTMENT OBJECTIVES
AND POLICIES
     ___________________________________________________________________________

                     Each Fund's investment objective and policies are set forth below. See "General Investment Policies and Risk Factors" for information about additional investment practices that some or all of the Funds may employ.

LARGE CAP FUND
                     The investment objective of the Large Cap Fund is long-term growth of capital and income.


                           Under normal market conditions, the Fund will invest
                     at least 65% of its total assets in equity securities of large companies (I.E., companies with market capitalizations of more than $1 billion at the time of purchase). Any remaining assets may be invested in investment grade fixed income securities, including variable and floating rate securities, or in equity securities of smaller companies that the Fund's Money Managers believe are appropriate in light of the Fund's objective. The Fund may also purchase illiquid securities, shares of other investment companies and real estate investment trusts ("REITs"), when-issued and delayed-delivery securities and zero coupon obligations. The Fund may also borrow money and lend its securities to qualified borrowers.


SMALL CAP FUND
                     The investment objective of the Small Cap Fund is capital appreciation.


                           Under normal market conditions, the Fund will invest
                     at least 65% of its total assets in the equity securities of smaller companies (I.E., companies with market capitalizations of less than $2 billion at the time of purchase). Any remaining assets may be invested in investment grade fixed income securities, including variable and floating rate securities, or in equity securities of larger companies that the Fund's Money Managers believe are appropriate in light of the Fund's objective. The Fund may also purchase illiquid securities, shares of other investment companies and REITs, when-issued and delayed-delivery securities and zero coupon obligations. The Fund may also borrow money and lend its securities to qualified borrowers.



INTERNATIONAL EQUITY FUND


                     The International Equity Fund seeks to provide capital appreciation.



                           Under normal market conditions, the Fund will invest
                     at least 65% of its total assets in the equity securities of non-U.S. issuers located in at least three different countries. Any remaining assets will be invested in securities of emerging markets issuers,

                     U.S. or non-U.S. cash reserves and money market instruments, as well as variable and floating rate securities. The Fund may also purchase illiquid securities, shares of other investment companies, obligations of supranational entities, when-issued and delayed-delivery securities and zero coupon obligations. The Fund may also borrow money, enter into forward foreign currency and swap contracts and lend its securities to qualified buyers.



                           Securities of non-U.S. issuers purchased by the Fund
                     may be purchased on exchanges in foreign markets, on U.S. registered exchanges or the domestic or foreign over-the-counter markets.



EMERGING MARKETS EQUITY FUND


                     The Emerging Markets Equity Fund seeks to provide capital appreciation.



                           Under normal market conditions, the Fund will invest
                     at least 65% of its total assets in the equity securities of emerging market issuers. The Fund defines an emerging market country as any country the economy and market of which the World Bank or the United Nations considers to be emerging or developing. The Fund's Money Managers consider emerging market issuers to include companies the securities of which are principally traded in the capital markets of emerging market countries; that derive at least 50% of their total revenue from either goods produced or services rendered in emerging market countries, regardless of where the securities of such companies are principally traded; or that are organized under the laws of and have a principal office in an emerging market country. Under normal market conditions, the Fund maintains investments in at least six emerging market countries and does not invest more than 35% of its total assets in any one country.



                           The Fund may invest any remaining assets in
                     investment grade fixed income securities, including variable and floating rate securities, of emerging market governments and companies, and may invest up to 5% of its total assets in securities that are rated below investment grade. Certain securities issued by governments of emerging market countries are or may be eligible for conversion into investments in emerging market companies under debt conversion programs sponsored by such governments. Bonds rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price volatility than investment grade securities.



                           When in the Fund's Money Manager's opinion there is
                     an insufficient supply of suitable securities from emerging market issuers, the Fund may invest up to 20% of its total assets in the equity securities of non-emerging market companies contained in the Morgan Stanley Capital International Europe, Australia and Far East Index (the "EAFE Index"). These companies typically have larger average market capitalizations than the emerging market companies in which the Fund generally invests.



                           Securities of non-U.S. issuers purchased by the Fund
                     may be purchased on exchanges in foreign markets, on U.S. registered exchanges or the domestic or foreign over-the-counter markets, and may be purchased in initial public offerings. The Fund may also purchase illiquid securities, including "special situation" securities, shares of other investment companies, obligations of supranational entities, when-issued and delayed-delivery securities and zero coupon obligations. The Fund may also borrow money, enter into forward foreign currency transactions and swap contracts and lend its securities to qualified buyers.


CORE FIXED INCOME FUND
                     The investment objective of the Core Fixed Income Fund is current income consistent with the preservation of capital.


                           Under normal market conditions, the Fund will invest
                     at least 65% of its total assets in investment grade fixed income securities. The Fund may acquire all types of fixed income securities issued by domestic and foreign private and governmental issuers, including mortgage-backed and asset-backed securities and variable and floating rate securities. The Fund may invest not only in traditional fixed income securities, such as bonds and debentures, but in structured securities that make interest and principal payments based upon the performance of specified assets or indices. Structured securities include mortgage-backed securities such as pass-through certificates, collateralized mortgage obligations and interest and principal only components of mortgage-backed securities. The Fund may also invest in mortgage dollar roll transactions, construction loans, Yankee obligations, illiquid securities, shares of other investment companies, obligations of supranational agencies, warrants, when-issued and delayed-delivery securities and zero coupon obligations. The Fund may also borrow money and lend its securities to qualified borrowers.


                           The Core Fixed Income Fund invests in a portfolio
                     with a dollar-weighted average duration that will, under normal market conditions, stay within plus or minus 20% of what the Money Managers believe to be the average duration of the domestic bond market as a whole. The Money Managers base their analysis of the average duration of the domestic bond market on bond market indices which they believe to be representative. The Money Managers currently use the Lehman Aggregate Bond Index for this purpose.

HIGH YIELD BOND FUND
                     The investment objective of the High Yield Bond Fund is to maximize total return.

                           Under normal market conditions, the Fund will invest
                     at least 65% of its total assets in fixed income securities that are below investment grade, I.E., rated below the top four rating categories by a NRSRO at the time of purchase, or, if not rated, determined to be of comparable quality by the Fund's Money Manager. Below investment grade securities are commonly referred to as "junk bonds," and generally entail increased credit and market risk. See "Lower Rated Securities" in "General Investment Policies and Risk Factors." The achievement of the Fund's investment objective may be more dependent on the Money Manager's own credit analysis than would be the case if the Fund invested in higher rated securities. There is no bottom limit on the ratings of high yield securities that may be purchased and held by the Fund. These securities may have predominantly speculative characteristics or may be in default. Any remaining assets may be invested in equity, investment grade fixed income and money market securities that the Money Manager believes are appropriate in light of the Fund's objective.


                           The Fund may acquire all types of fixed income
                     securities issued by domestic and foreign private and governmental issuers, including mortgage-backed and asset-backed securities, and variable and floating rate securities. The Fund may also invest in Yankee obligations, illiquid securities, shares of other investment companies and REITs, warrants, when-issued and delayed-delivery securities, zero coupon obligations, pay-in-kind and deferred payment securities. The Fund may also borrow money, enter into forward foreign currency contracts, and lend its securities to qualified buyers. The Fund's Money Manager may vary the average maturity of the securities in the Fund without limit, and there is no restriction on the maturity of any individual security.


                           The Fund's Money Manager will consider ratings, but
                     it will perform its own analyses and will not rely principally on ratings. The Fund's Money Manager will consider, among other things, the price of the security and the financial history and condition, the prospects and the management of an issuer in selecting securities for the Fund.

INTERNATIONAL FIXED INCOME FUND
                     The International Fixed Income Fund seeks to provide capital appreciation and current income.

                           Under normal market conditions, the Fund will invest
                     in at least 65% of its total assets in investment grade fixed income securities of issuers located in at least three countries other than the United States.

                           The International Fixed Income Fund may invest its
                     remaining assets in obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities ("U.S. Government securities") and preferred stocks of U.S. and foreign issuers. The Fund also may engage in short selling against the box. The Fund may also invest in securities of companies located in and governments of emerging market countries, as defined below. Investments in emerging markets countries will not exceed 5% of the Fund's total assets at the time of purchase. Such investments entail different risks than investments in securities of companies and governments of more developed, stable nations.

                           The Fund may acquire all types of fixed income
                     securities issued by foreign private and governmental issuers, including mortgage-backed and asset-backed securities, and variable and floating rate securities. The Fund may invest in traditional fixed income securities such as bonds and debentures, and in structured securities that derive interest and principal payments from specified assets or indices. All such investments will be in investment grade securities denominated in various currencies, including the European Currency Unit. The Fund may also invest in illiquid securities, shares of other investment companies, obligations of supranational entities, warrants, when-issued and delayed-delivery securities and zero coupon obligations. The Fund may also borrow money, enter into forward foreign currency transactions and swap contracts and lend its securities to qualified buyers.

                           There are no restrictions on the average maturity of
                     the Fund or the maturity of any single instrument. Maturities may vary widely depending on the Fund's Money Managers' assessment of interest rate trends and other economic and market factors.


                           The Fund is a non-diversified fund. Investment in a
                     non-diversified company may entail greater risk than investment in a diversified company. The Fund's ability to focus its investments on a fewer number of issuers means that economic, political or regulatory developments affecting the Fund's investment securities could have a greater impact on the total value of the Fund than would be the case if the Fund were diversified among more issuers. The Fund intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes" for additional information.



                           There can be no assurance that the Funds will achieve
                     their respective investment objectives.


GENERAL INVESTMENT
POLICIES AND RISK
FACTORS
    ____________________________________________________________________________


EQUITY SECURITIES


                     Equity securities represent ownership interests in a company or corporation and include common stock, preferred stock and warrants and other rights to acquire such instruments and convertible securities. Equity securities also include structured securities whose risk and return characteristics are similar to those of traditional equity securities. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect a Fund's net asset value.


FIXED INCOME SECURITIES

                     Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers, but may also include structured securities that provide for participation interests in debt obligations. The market value of fixed income investments will generally change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not affect cash income derived from these securities, but will affect a Fund's net asset value.

                           Fixed income securities are considered investment
                     grade if they are rated in one of the four highest rating categories by a nationally recognized statistical rating organization ("NRSRO"), or, if not rated, are determined to be of comparable quality by the Fund's Money Managers. The "Appendix" to this Prospectus sets forth a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represents its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Fixed income securities rated BBB or Baa lack outstanding investment characteristics, and have speculative characteristics as well. In the event a security owned by a Fund is downgraded, the adviser will review the situation and take appropriate action with regard to the security.

FOREIGN CURRENCY TRANSACTIONS

                     The Funds may enter into forward foreign currency contracts to manage foreign currency exposure and as a hedge against possible variations in foreign exchange rates. The Funds may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Funds, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. The Funds also may invest in foreign currency futures and in options on currencies.

LOWER RATED SECURITIES

                     The High Yield Bond and Emerging Markets Equity Funds may invest in lower rated securities (which are also known as "junk bonds"). Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (I.E., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities generally are not meant for short-term investing.


                           The high yield market is relatively new and its
                     growth paralleled a long period of economic expansion and an increase in merger, acquisition and leveraged buyout activity. Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund's Money Managers could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, a Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating such Fund's net asset value. Prices for high yield securities may also be affected by legislative and regulatory developments.

                           Lower rated or unrated fixed income obligations also
                     present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.
MONEY MARKET
SECURITIES

                     Each Fund may hold cash reserves and invest in money market instruments.

OPTIONS AND FUTURES
                     Each Fund may purchase or write options (including options on non-U.S. indices and currencies), futures (including futures on U.S. Treasury obligations and Eurodollar instruments) and options on futures. Risks associated with investing in options and futures may include lack of a liquid secondary market, trading restrictions which may be imposed by an exchange, government regulations which may restrict trading, an imperfect correlation between the prices of securities held by a Fund and the price of an option or future and, in the case of non-U.S. futures and options, the risks of investing in foreign markets generally.
PORTFOLIO TURNOVER RATE

                     Each Fund's annual portfolio turnover rate will generally not exceed 150%, except for the Core Fixed Income Fund's portfolio turnover rate, which will generally not exceed 300%. Portfolio turnover rates over 100% will result in higher transaction costs and may result in additional taxes for shareholders.

SECURITIES OF FOREIGN AND EMERGING MARKET ISSUERS
                     There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange or currency controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains if any, to be distributed to shareholders by a Fund.

                           A Fund's investments in emerging markets can be
                     considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to any emerging country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

                           In addition to the risks of investing in emerging
                     market country debt securities, a Fund's investment in government, government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. A Fund may have limited recourse in the event of default on such debt instruments.
TEMPORARY DEFENSIVE INVESTMENTS
                     For temporary defensive purposes, when the Money Managers determine that market conditions warrant, the Funds may invest up to 100% of their assets in U.S. dollar-denominated fixed income securities or debt obligations and in domestic and foreign money market instruments. In addition, the Funds may invest in the foregoing instruments and hold cash for liquidity purposes.


                           For additional information regarding the Funds'
                     permitted investments, see "Description of Permitted Investments and Risk Factors" in this Prospectus and "Description of Permitted Investments" in the Statement of Additional Information.


INVESTMENT LIMITATIONS
        ________________________________________________________________________

                     The investment objectives and certain of the investment limitations are fundamental policies of the Funds. Fundamental policies cannot be changed with respect to the Trust or a Fund without the consent of the holders of a majority of the Trust's or that Fund's outstanding shares.


                     EXCEPT AS OTHERWISE NOTED, NO FUND MAY:


                     1. With respect to 75% of its total assets, (i) purchase
                       securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction does not apply to the International Fixed Income Fund.

                     2. Purchase any securities which would cause more than 25%
                       of its total assets to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities.


                     3. Issue any class of senior security or sell any senior
                       security of which it is the issuer, except that a Fund may borrow from any bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings of the Fund, and further provided that, to the extent that such borrowings exceed 5% of a Fund's total assets, all borrowings shall be repaid before such Fund makes additional investments. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of such Fund's total assets at the time the Fund makes such temporary borrowing. In addition, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets will not be considered borrowings or senior securities.


                           The foregoing percentage limitations will apply at
                     the time of the purchase of a security. Additional fundamental and non-fundamental investment limitations are set forth in the Statement of Additional Information.

PURCHASE AND
REDEMPTION OF SHARES
    ____________________________________________________________________________

                     Shares of each Fund may be purchased or redeemed on days on which the New York Stock Exchange is open for business (each, a "Business Day").


                           Shareholders who desire to purchase shares for cash
                     must place their orders with the Transfer Agent (or its authorized agent) prior to the determination of net asset value on any Business Day for the order to be accepted on that Business Day. Purchase orders received by a fund after the determination of net asset value will be effected at the next Business Day's net asset value. Generally, payment for fund shares must be transmitted on the next Business Day following the day the order is placed. Payment for such shares may only be transmitted or delivered in federal funds to the wire agent. The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or its shareholders to accept such purchase order. In addition, because excessive trading (including short-term "market timing" trading) can hurt a Fund's performance, each Fund may refuse purchase orders from any shareholder account if the accountholder has been advised that previous purchase and redemption transactions were considered excessive in number or amount. Accounts under common control or ownership, including those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be considered one account for this purpose.



                           Purchases will be made in full and fractional shares
                     of the Funds calculated to three decimal places. The Trust will send shareholders a statement of shares owned after each transaction. The purchase price of shares is the net asset value next determined after a purchase order is received and accepted by the Trust. The net asset value per share of each Fund is determined by dividing the total market value of a Fund's investment and other assets, less any liabilities, by the total number of outstanding shares of that Fund. Net asset value per share is determined as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time) on any Business Day.



                           If there is no readily ascertainable market value for
                     a security, SEI Management will make a good faith determination as to the "fair value" of the security. Securities having maturities of 60 days or less at the time of purchase will be valued using the amortized cost method (described in the Statement of Additional Information).


                           Shares of a Fund may be purchased in exchange for
                     securities included in the Fund subject to SEI Management's determination that the securities are acceptable. Securities accepted in an exchange will be valued at the market value. All accrued interest and subscription of other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Trust and must be delivered by the Shareholder to the Trust upon receipt from the issuer.

                           SEI Management will not accept securities for a Fund
                     unless (1) such securities are appropriate for the Fund at the time of the exchange; (2) such securities are acquired for investment and not for resale; (3) the Shareholder represents and agrees that all securities offered to the Trust for the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; (4) such securities are traded on the American Stock Exchange, the New York Stock Exchange or on NASDAQ in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made or, if not listed on such exchanges or on NASDAQ, have prices available from an independent pricing service approved by the Trust's Board of Trustees; and (5) the securities may be acquired under the investment restrictions applicable to the Fund.

                           Shareholders who desire to redeem shares of the Funds
                     must place their redemption orders with the Transfer Agent (or its authorized agent) prior to the determination of net asset value on any Business Day. Redemption orders received after the determination of net asset value will be effected at the next Business Day's net asset value. The redemption price is the net asset value per share of the Fund next determined after receipt by the Transfer Agent of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received.


                           The Trust intends to generally make redemptions in
                     cash. The Trust may, however, make redemptions in whole or in part by a distribution in kind of readily marketable securities in lieu of cash. Shareholders may incur brokerage costs on the sale of any such securities so received in payment of redemptions.

                           Purchase and redemption orders may be placed by
                     telephone. Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

                           If market conditions are extraordinarily active, or
                     other extraordinary circumstances exist, and shareholders experience difficulties placing redemption orders by telephone, shareholders may wish to consider placing their order by other means.
PERFORMANCE
          ______________________________________________________________________

                     From time to time, a Fund may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual yield or future returns. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

                           The total return of a Fund refers to the average
                     compounded rate of return on a hypothetical investment for designated time periods, assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

                           A Fund may periodically compare its performance to
                     that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), or by financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. A Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. A Fund may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. A Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy and investment techniques.

                           A Fund may quote various measures of volatility and
                     benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.
TAXES
  ______________________________________________________________________________

                     The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local tax treatment of the Funds or their shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes. State and local tax consequences of an investment in a Fund may differ from the federal income tax consequences described below. Additional information concerning taxes is set forth in the Statement of Additional Information.
TAX STATUS OF THE FUNDS
                     Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other funds. The Funds intend to qualify for the special tax treatment afforded regulated investment companies ("RICs") under Subchapter M of the Code so as to be relieved of federal income tax on net investment company taxable income and net capital gains (the excess of net long-term capital gain over net short-term capital losses) distributed to shareholders.
TAX STATUS OF DISTRIBUTIONS
                     Each Fund distributes substantially all of its net investment income (including net short-term capital gains) to shareholders. Dividends from a Fund's net investment income are taxable to its shareholders as ordinary income (whether received in cash or in additional shares). Distributions of net capital gains are taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year regardless of how long the shareholder has held shares. Dividends distributions of the Core Fixed Income Fund, High Yield Bond Fund, International Fixed Income Fund, Emerging Markets Equity Fund and International Equity Fund will not qualify for the corporate dividends-received deduction. The Funds will provide annual reports to shareholders of the federal income tax status of all distributions.

                           Dividends declared by a Fund in October, November or
                     December of any year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the Fund and received by the Shareholders on December 31 of the year declared if paid by the Fund at any time during the following January.

                           Each Fund intends to make sufficient distributions to
                     avoid liability for the federal excise tax applicable to RICs.

                           Investment income received by the Funds from sources
                     within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Fund is liable for foreign income taxes so withheld, the Fund intends to operate so as to meet the requirements of the Code to pass through to the shareholders credit for foreign income taxes paid. Although the Funds intend to meet Code requirements to pass through credit for such taxes, there can be no assurance that the Funds will be able to do so.

                           Each sale, exchange or redemption of Fund shares is a
                     taxable transaction to the shareholder.
GENERAL INFORMATION
                  ______________________________________________________________

TRUSTEES OF THE TRUST
                     The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. All consideration received by the Trust for shares of any fund, and all assets of such fund belong to that fund and would be subject to the liabilities related thereto. The Trust pays its expenses, including the fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organizational expenses.
VOTING RIGHTS
                     Each share held entitles the shareholder of record to one vote. The shareholders of each Fund will vote separately on matters pertaining solely to that Fund, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.


                           As of September 1, 1998, SEI Trust Company owned a
                     controlling interest (as defined by the Investment Company Act of 1940) in the Trust's Large Cap, Small Cap, Core Fixed Income, and International Equity Funds.

REPORTING

                     The Trust issues an unaudited financial report semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to shareholders of record.
SHAREHOLDER INQUIRIES

                     Shareholder inquiries should be directed to SEI Investments Fund Management, Oaks, Pennsylvania 19456.

DIVIDENDS

                     Substantially all of the net investment income (exclusive of capital gains) of each Fund is periodically declared and paid as a dividend. It is the policy of the International Fixed Income, Emerging Markets Equity and International Equity Funds to pay dividends periodically, the Core Fixed Income and High Yield Bond Funds to pay dividends monthly, and the Small Cap and Large Cap Funds to pay dividends quarterly. Currently, net capital gains for all the Funds (the excess of net long-term capital gain over net short-term capital loss) realized, if any, will be distributed at least annually.


                           Shareholders automatically receive all income
                     dividends and capital gains distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to SEI Management at least 15 days prior to the distribution.

                           Dividends and capital gains of each Fund are paid on
                     a per-share basis. The value of each share will be reduced by the amount of any such payment. If shares are purchased shortly before the record date for a dividend or capital gains distributions, a shareholder will pay the full price for the share and receive some portion of the price back as a taxable dividend or distribution.
MASTER/FEEDER OPTION
                     The Trust may in the future seek to achieve any Fund's investment objective by investing all of that Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. It is expected that any such investment company would be managed by SIMC in substantially the same manner as the existing Fund. The initial shareholder(s) of each Fund voted to vest such authority in the sole discretion of the Trustees and such investment may be made without further approval of the shareholders of the Funds. However, shareholders of the Funds will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interests of a Fund and its shareholders. In making that determination the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Funds believe that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.
COUNSEL AND INDEPENDENT ACCOUNTANTS

                     Morgan, Lewis & Bockius LLP serves as counsel to the Trust. PricewaterhouseCoopers LLP serves as the independent accountants of the Trust.

CUSTODIAN

                     First Union National Bank, Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101, acts as wire agent for each of the Funds and custodian for the assets of the Large Cap, Small Cap, Core Fixed Income and High Yield Bond Funds. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian for the assets of the International Fixed Income, Emerging Markets Equity and International Equity Funds. First Union National Bank, and State Street Bank and Trust Company (each a "Custodian," and, together, the "Custodians") hold cash, securities and other assets of the respective Funds for which they act as custodian as required by the 1940 Act.


DESCRIPTION OF
PERMITTED INVESTMENTS
AND
RISK FACTORS
          ______________________________________________________________________

                     The following is a description of the permitted investment practices for the Funds, and the associated risk factors:
AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS") AND GLOBAL DEPOSITARY RECEIPTS ("GDRS")

                     ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities market, EDRs are designed for trading in European securities market and GDRs are designed for trading in non-U.S. securities markets.

ASSET-BACKED SECURITIES
                     Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. A Fund may invest in other asset-backed securities that may be created in the future if the Money Managers determine that they are suitable.
CONVERTIBLE SECURITIES
                     Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

FORWARD FOREIGN CURRENCY CONTRACTS

                     A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

                           At the maturity of a forward contract, the Fund may
                     either sell a fund security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions.
FUTURES AND OPTIONS ON FUTURES
                     Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for BONA FIDE hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges.

                           An index futures contract is a bilateral agreement
                     pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the Index is made; generally contracts are closed out prior to the expiration date of the contract.


                           In order to avoid leveraging and related risks, when
                     a Fund invests in futures contracts, it will cover its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked to market on a daily basis.


                           There are risks associated with these activities,
                     including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.
ILLIQUID SECURITIES
                     Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. Illiquid securities include demand instruments with a demand notice period exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with durations over 7 days in length.

                           The Emerging Markets Equity Fund's Money Managers
                     believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, "special situations") could enhance its capital appreciation potential. Investments in special situations may be illiquid, as determined by the Emerging Markets Equity Fund's Money Managers based on criteria approved by the Board of Trustees. To the extent these investments are deemed illiquid, the Emerging Markets Equity Fund's investment in them will be consistent with its 15% restriction on investment in illiquid securities.
INVESTMENT COMPANIES
                     Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which an international and global fund can invest in the securities markets of those countries. A Fund does not intend to invest in other investment companies unless, in the judgment of its Money Managers, the potential benefits of such investments exceed the associated costs (which includes any investment advisory fees charged by the investment companies) relative to the benefits and costs associated with direct investments in the underlying securities.

                           Investments in closed-end investment companies may
                     involve the payment of substantial premiums above the net asset value of such issuers' fund securities, and are subject to limitations under the 1940 Act. A Fund may incur tax liability to the extent it invests in the stock of a foreign issuer that constitutes a "passive foreign investment company."

MONEY MARKET SECURITIES

                     Money market securities are high-quality dollar and nondollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. and foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations and governments that issue high-quality commercial paper or similar securities;
                     (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers; and (vi) foreign government obligations.
MORTGAGE-BACKED SECURITIES
                     Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and balloon mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

                           GOVERNMENT PASS-THROUGH SECURITIES:  These are
                     securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae and the Federal Home Loan Mortgage Company ("FHLMC"). Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae and FHLMC each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantee timely distributions of scheduled principal.

                           PRIVATE PASS-THROUGH SECURITIES:  These are
                     mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

                           COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"):  CMBS
                     are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS have certain distinct characteristics. Commercial mortgage loans are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan of sale of the property. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases there may be prohibitions on principal prepayments for several years following origination.

                           COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"):  CMOs
                     are debt obligations of multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date.

                           REMICS:  A REMIC is a CMO that qualifies for special
                     tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates.

                           STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"):  SMBs
                     are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments while the other class may receive all of the principal payments. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

OBLIGATIONS OF SUPRANATIONAL ENTITIES

                     Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.
OPTIONS
                     A Fund may purchase and write put and call options on indices or securities and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

                           Options on an index give the holder the right to
                     receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. Alternatively, a Fund may choose to terminate an option position by entering into a closing transaction. All settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.


                           All options written on indices or securities must be
                     covered. When a Fund writes an option or security on an index, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open, or will otherwise cover the transaction.

                           RISK FACTORS.  Risks associated with options
                     transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.
PRIVATIZATIONS
                     Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.
RECEIPTS
                     Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying fixed income securities.

REITS


                     REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A real estate investment trust ("REIT") is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through the Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.



                           A Fund may be subject to certain risks associated
                     with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REPURCHASE AGREEMENTS
                     Arrangements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. Repurchase agreements are considered loans under the 1940 Act.
SECURITIES LENDING
                     In order to generate additional income, a Fund may lend securities that it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.
SHORT SALES
                     A Fund may only sell securities short "against the box." A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.
SWAPS, CAPS, FLOORS AND COLLARS
                     Interest rate swaps, mortgage swaps, currency swaps and other types of swap agreements such as caps, floors and collars are designed to permit the purchaser to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities a Fund anticipates purchasing at a later date.

                           Swap agreements will tend to shift a Fund's
                     investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and their share price or yield.
U.S. GOVERNMENT AGENCY SECURITIES
                     Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the

                     U.S. Government, including, among others, the FHLMC, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (E.G., GNMA securities), others are supported by the right of the issuer to borrow from the Treasury (E.G., Federal Farm Credit Bank securities), while still others are supported only by the credit of the instrumentality (E.G., Fannie Mae securities).
U.S. TREASURY OBLIGATIONS
                     U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury as well as separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry Principal Securities ("STRIPS").
U.S. TREASURY RECEIPTS
                     U. S. Treasury receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.
VARIABLE AND FLOATING RATE INSTRUMENTS
                     Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes.
WARRANTS
                     Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES; INCLUDING TBA MORTGAGE-BACKED SECURITIES

                     When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Fund will maintain a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to a Fund before settlement.


                           One form of when-issued or delayed-delivery security
                     that a Fund may purchase is a "to be announced" ("TBA") mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.

YANKEE OBLIGATIONS
                     Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue under Rule 144A under the Securities Act of 1933. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

                           The Yankee obligations selected for a Fund will
                     adhere to the same quality standards as those utilized for the selection of domestic debt obligations.
ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES
                     Zero coupon securities are securities that are sold at a discount to par value, and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Pay-in-kind securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.


                           To avoid any leveraging concerns, the Fund will place
                     cash or liquid securities in a segregated account in an amount sufficient to cover its repurchase obligation. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.


                           Additional information on permitted investments and
                     risk factors can be found in the Statement of Additional Information.

APPENDIX--DESCRIPTION OF CORPORATE BOND RATINGS ________________________________

DESCRIPTION OF MOODY'S LONG-TERM RATINGS

Aaa
     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A
     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
     Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
     Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
     Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond ratings, where specified, are applied to senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S LONG-TERM RATINGS

INVESTMENT GRADE

AAA
     Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA
     Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A
     Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB
     Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated 'BB', 'B', 'CCC', 'CC', and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB
     Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B
     Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC
     Debt rated 'CCC' has a current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC
     The rating 'CC' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC' rating.

C
     The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI
     Debt rated 'CI' is reserved for income bonds on which no interest is being paid.

D
     Debt is rated 'D' when the issue is in payment default, or the obligor has filed for bankruptcy. The 'D' rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF DUFF & PHELPS' LONG-TERM DEBT RATINGS

AAA
     Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+
AA-
     High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+
A-
     Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+
BBB-
     Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+
BB
BB-
     Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+
B
B-
     Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC
     Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/ industry conditions, and/or with unfavorable company developments.

DD
     Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP
     Preferred stock with dividend arrearages.

DESCRIPTION OF FITCH'S LONG-TERM RATINGS

INVESTMENT GRADE BOND

AAA
     Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA
     Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A
     Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB
     Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE BOND

BB
     Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B
     Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC
     Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC
     Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C
     Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D
               Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

PLUS (+) MINUS (-)
               Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the 'AAA', 'DDD', 'DD', or 'D' categories.

DESCRIPTION OF IBCA'S LONG-TERM RATINGS

AAA
     Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

AA
     Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

A
     Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

BBB
     Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

BB
     Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.

B
     Obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

CCC
     Obligations for which there is a current perceived possibility of default. Timely repayment of principal and interest is dependent on favorable business, economic or financial conditions.

CC
     Obligations which are highly speculative or which have a high risk of default.

C
     Obligations which are currently in default.

NOTES:
     "+" or "-" may be appended to a rating to denote relative status within major rating categories.

      Ratings of BB and below are assigned where it is considered that speculative characteristics are present.

DESCRIPTION OF THOMSON BANKWATCH'S LONG-TERM DEBT RATINGS

INVESTMENT GRADE

AAA
     The highest category; indicates that the ability to repay principal and interest on a timely basis is very high.

AA
     The second-highest category; indicates a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A
     The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB
     The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE

(Issues regarded as having speculative characteristics in the likelihood of timely repayment of principal and interest.)

BB
     While not investment grade, the "BB" rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B
     Issues rated "B" show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could well negatively affect the payment of interest and principal on a timely basis.

CCC
     Issues rated "CCC" clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC
     "CC" is applied to issues that are subordinate to other obligations rated "CCC" and are afforded less protection in the event of bankruptcy or reorganization.

D
     Default

      Ratings in the Long-Term Debt categories may include a plus (+) or minus (-) designation, which indicates where within the respective category the issue is placed.

                      SEI INSTITUTIONAL INVESTMENTS TRUST

Manager:

  SEI Investments Management Corporation

Administrator:


  SEI Investments Fund Management


Distributor:

  SEI Investments Distribution Co.

Money Managers:


1838 Investment Advisors, L.P.
Acadian Asset Management, Inc.
Alliance Capital Management L.P.
BEA Associates
BlackRock, Inc.
Boston Partners Asset Management, L.P.
Capital Guardian Trust Company
Coronation Asset Management (Proprietary)
  Limited
Credit Suisse Asset Management, Limited
Firstar Investment Research & Management
  Company, LLC
Furman Selz Capital Management LLC
LSV Asset Management, L.P.
Mellon Equity Associates, LLP
Morgan Stanley Asset Management Inc.
Nicholas-Applegate Capital Management
Parametric Portfolio Associates
Polynous Capital Management, Inc.
Provident Investment Counsel, Inc.
Robertson Stephens Investment
  Management, L.P.
Sanford C. Bernstein & Co., Inc.
Scottish Widows Investment Management
  Limited
Spyglass Asset Management, Inc.
Strategic Fixed Income, LLC
TCW Funds Management Inc.
Wall Street Associates
Western Asset Management Company
SG Pacific Asset Management, Inc.,
  SGY Pacific Asset Management (Singapore)
  Limited and SG Yamaichi Asset
  Management Co., Ltd.



    This STATEMENT OF ADDITIONAL INFORMATION is not a Prospectus. It is intended to provide additional information regarding the activities and operations of the SEI Institutional Investments Trust (the "Trust") and should be read in conjunction with the Trust's Prospectus dated September 30, 1998. A Prospectus may be obtained through SEI Investments Distribution Co., Oaks, Pennsylvania 19456.

                               TABLE OF CONTENTS


The Trust.................................................................   S-3
Description of Permitted Investments......................................   S-3
Description of Ratings....................................................  S-13
Investment Limitations....................................................  S-15
The Administrator and Transfer Agent......................................  S-16
The Manager and The Money Managers........................................  S-17
Distribution..............................................................  S-18
Trustees and Officers of the Trust........................................  S-19
Performance...............................................................  S-21
Purchase and Redemption of Shares.........................................  S-22
Taxes.....................................................................  S-23
Portfolio Transactions....................................................  S-25
Description of Shares.....................................................  S-27
Limitation of Trustees' Liability.........................................  S-27
Voting....................................................................  S-27
Shareholder Liability.....................................................  S-27
5% Shareholders...........................................................  S-28
Experts...................................................................  S-29
Legal Counsel.............................................................  S-29
Financial Statements......................................................  S-29



September 30, 1998

                                   THE TRUST

    SEI Institutional Investments Trust (the "Trust") is an open-end management investment company that has diversified and non-diversified funds. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated March 1, 1995. The Declaration of Trust permits the Trust to offer separate series ("funds") of units of beneficial interest ("shares") and different classes of shares. Each share of each fund represents an equal proportionate interest in that fund with each other share of that fund.

    This Statement of Additional Information relates to the following funds:
Large Cap, Small Cap, Core Fixed Income, High Yield Bond, International Fixed Income, Emerging Markets Equity and International Equity Funds (each a "Fund" and, together, the "Funds").

                      DESCRIPTION OF PERMITTED INVESTMENTS


    AMERICAN DEPOSITARY RECEIPTS ("ADRs"), EUROPEAN DEPOSITARY RECEIPTS ("EDRs"), CONTINENTAL DEPOSITARY RECEIPTS ("CDRs") AND GLOBAL DEPOSITARY RECEIPTS ("GDRs")--ADRs, EDRs, CDRs and GDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the reciept's underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.


    ASSET-BACKED SECURITIES--securities backed by automobile receivables and credit-card receivables and other securities backed by other types of receivables or other assets. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and overcollateralization. The Core Fixed Income, High Yield Bond and International Fixed Income Funds may invest in asset-backed securities.

    Asset-backed securities are not issued or guaranteed by the United States Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

    The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be limited secondary market for such securities.

    BANKERS' ACCEPTANCES--a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

    CERTIFICATES OF DEPOSIT--a negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. Certificates of deposit have penalties for early withdrawal.

    COMMERCIAL PAPER--the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months. (See "Description of Ratings").


    CONSTRUCTION LOANS--in general, are mortgages on multifamily homes that are insured by the Federal Housing Administration (FHA) under various federal programs of the National Housing Act of 1934 and its amendments. Several FHA programs have evolved to ensure the construction financing and permanent mortgage financing on multifamily residences, nursing homes, elderly residential facilities, and health care units. Project loans typically trade in two forms: either as FHA- or GNMA-insured pass-through securities. In this case, a qualified issuer issues the pass-through securities while holding the underlying mortgage loans as collateral. Regardless of form, all projects are government-guaranteed by the U.S. Department of Housing and Urban Development
(HUD) through the FHA insurance fund. The credit backing of all FHA and GNMA projects derives from the FHA insurance fund, and so projects issued in either form enjoy the full faith and credit backing of the U.S. Government.



    Most project pools consist of one large mortgage loan rather than numerous smaller mortgages, as is typically the case with agency single-family mortgage securities. As such, prepayments on projects are driven by the incentives most mortgagors have to refinance, and are very project-specific in nature. However, to qualify for certain government programs, many project securities contain specific prepayment restrictions and penalties.



    Under multifamily insurance programs, the government insures the construction financing of projects as well as the permanent mortgage financing on the completed structures. This is unlike the single-family mortgage market, in which the government only insures mortgages on completed homes. Investors purchase new projects by committing to fund construction costs on a monthly basis until the project is built. Upon project completion, an investors construction loan commitments are converted into a proportionate share of the final permanent project mortgage loan. The construction financing portion of a project trades in the secondary market as an insured Construction Loan Certificate (CLC). When the project is completed, the investor exchanges all the monthly CLCs for an insured Permanent Loan Certificate (PLC). The PLC is an insured pass-through security backed by the final mortgage on the completed property. As such, PLCs typically have a thirty-five to forty year maturity, depending on the type of final project. There are vastly more PLCs than CLCs in the market, owing to the long economic lives of the project structures. While neither CLCs or PLCs are as liquid as agency single-family mortgage securities, both are traded on the secondary market and would generally not be considered illiquid. The benefit to owning these securities is a relatively high yield combined with significant prepayment protection, which generally makes these types of securities more attractive when prepayments are expected to be high in the mortgage market. CLCs typically offer a higher yield due to the fact that they are somewhat more administratively burdensome to account for.


    EQUITY SECURITIES--Equity securities represent ownership interests in a company or corporation and consist of common stock, preferred stock, warrants and other rights to acquire such instruments. Equity securities may be listed on exchanges or traded in the over-the-counter market. Investments in common stocks are subject to market risks which may cause their prices to fluctuate over time. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Changes in the value of fund securities will not necessarily affect cash income derived from these securities, but will affect a Fund's net asset value.

    Investments in the equity securities of small capitalization companies involves greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

    FOREIGN SECURITIES--may consist of obligations of foreign branches of U.S. banks and foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Certificates of Deposit and investments in Canadian Commercial Paper, foreign securities and Europaper. In addition, a Fund may invest in American Depositary Receipts ("ADRs") traded on registered exchanges or NASDAQ. While a Fund expects to invest primarily in sponsored ADRs, a joint arrangement between the issuer and the depositary, some ADRs may be unsponsored. These instruments may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in the exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

    FORWARD FOREIGN CURRENCY CONTRACTS--involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of fund securities but rather allow a Fund to establish a rate of exchange for a future point in time.

    When entering into a contract for the purchase or sale of a security in a foreign currency, a Fund may enter into a foreign forward currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the United States Dollar or other foreign currency.

    Also, when the Money Manager anticipates that a particular foreign currency may decline substantially relative to the United States dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward foreign currency contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into United States dollars. The Fund will place assets in a segregated account to assure that its obligations under forward foreign currency contracts are covered.

    FUTURES AND OPTIONS ON FUTURES--A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), as long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of a Fund's net assets. A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return.


    LOWER RATED SECURITIES--lower-rated bonds are commonly referred to as "junk bonds" or high yield/high risk securities. These securities are rated "Baa" or "BBB" or lower by an NRSRO. Each Fund may invest in securities rated as low as "C" by Moody's or "D" by S&P. These ratings indicate that the obligations are speculative and may be in default. In addition, each Fund may invest in unrated securities subject to the restrictions stated in the Prospectus.


    GROWTH OF HIGH YIELD BOND, HIGH-RISK BOND MARKET. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

    SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic down turn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

    PAYMENT EXPECTATIONS. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

    LIQUIDITY AND VALUATION. There may be little trading in the secondary market for particular bonds, which may affect adversely a Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield, high-risk bonds, especially in a thin market.

    TAXES. A Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). Because the original issue discount earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

    MORTGAGE-BACKED SECURITIES--The Funds may invest in mortgage-backed securities, which represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government-related organizations such as Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). In addition, the High Yield Bond may invest in pools of mortgage loans from nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-backed securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-backed security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to a Fund. In addition, regular payments received in respect of mortgage-backed securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

    A Fund may also invest in mortgage-backed securities that are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans.

    There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-backed securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold
PCs) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. The Core Fixed Income, High Yield Bond and International Fixed Income Funds may, consistent with their respective investment objectives and policies, invest in mortgage-backed securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The High Yield Bond Fund may also purchase mortgage-backed securities issued by non-governmental entities as set forth in the Prospectus.

    PARALLEL PAY SECURITIES; PAC BONDS: Parallel pay CMOs and REMICS are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. It is possible that payments on one class of parallel pay security may be deferred or subordinated to payments on other classes. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.


    MORTGAGE DOLLAR ROLLS--Mortgage "dollar rolls" or "covered rolls," are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date.

During the roll period, a Fund forgoes principal and interest paid on such securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, a Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. A "covered roll" is a specific type of mortgage dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the mortgage dollar roll transaction. As used herein the term "mortgage dollar roll" refers to mortgage dollar rolls that are not "covered rolls." If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.


    To avoid any leveraging concerns, the Fund will place liquid securities in a segregated account in an amount sufficient to cover its repurchase obligation.

    OBLIGATIONS OF SUPRANATIONAL AGENCIES--may be purchased by the Core Fixed Income, International Fixed Income, Emerging Markets Equity and International Equity Funds. Currently, each Fund intends to invest only in obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.

    OPTIONS--The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

    A Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

    A Fund may write covered call options on securities as a means of increasing the yield on its fund and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

    A segregated account is maintained to cover the difference between the closing price of the index and the exercise price of the index option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, the ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

    A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

    PUT TRANSACTIONS--All of the Funds may purchase securities at a price which would result in a yield to maturity lower than generally offered by the seller at the time of purchase when a Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in municipal securities. A Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. A Fund would limit its put transactions to institutions which the Fund's Money Managers believe present minimum credit risks, and the Fund's Money Managers would use their best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a Fund would be a general creditor (I.E., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain fund liquidity. A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

    The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to that particular Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of fund securities that a Fund may purchase subject to a put but the amount paid directly or indirectly for puts which are not integral parts of the security as originally issued will not exceed 1/2 of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of a Fund including such securities, the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

    RECEIPTS--interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS (See "U.S. Treasury Obligations") are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities; for more information, see "Zero Coupon Securities."

    REPURCHASE AGREEMENTS--agreements under which securities are acquired from a securities dealer or bank subject to resale on an agreed upon date and at an agreed upon price which includes principal and interest. A Fund involved bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. A Fund's Money Managers enter into repurchase agreements only with financial institutions that they deem to present minimal risk of bankruptcy during the term of the agreement, based on guidelines that are periodically reviewed by the Board of Trustees. These guidelines currently permit each Fund to enter into repurchase agreements only with approved banks and primary securities dealers, as recognized by the Federal Reserve Bank of New York, which have minimum net capital of $100 million, or with a member bank of the Federal Reserve System. Repurchase agreements are considered to be loans collateralized by the underlying security. Repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the price stated in the agreement. This underlying security will be marked to market daily. A Fund's Money Managers will monitor compliance with this requirement. Under all repurchase agreements entered into by a Fund, the Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the security and may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor.

    SECURITIES LENDING--in order to generate additional income, a Fund may lend the securities in which it is invested pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities, as collateral equal to at least the market value at all times of the loaned securities. A Fund will continue to receive interest on the loaned securities while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Fund's Money Managers to be of good standing and when, in the judgment of the Fund's Money Managers, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. Each Fund may use the Distributor as a broker in these transactions.

    SHORT SALES--Selling securities short involves selling securities the Fund does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

    SWAPS, CAPS, FLOORS AND COLLARS--are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risk assumed. As a result, swaps can be highly volatile and have a considerable impact on a Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Any obligation a Fund may have under these types of arrangements will be covered by setting aside liquid, high grade securities in a segregated account. A Fund will enter into swaps only with counterparties believed to be creditworthy.

    In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specific period of time. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

    In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party.

    The buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

    TIME DEPOSITS--a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

    Time deposits with a withdrawal penalty are considered to be illiquid securities. The High Yield Bond, International Fixed Income, Emerging Markets Equity and International Equity Funds may invest in time deposits.

    U.S. GOVERNMENT AGENCY OBLIGATIONS--agencies of the United States Government that issue obligations, including, among others, Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit System, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. A Fund may purchase securities issued or guaranteed by the GNMA which represent participations in Veterans Administration and Federal Housing Administration backed mortgage pools.

    Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities or to the value of a Fund's shares.

    U.S. TREASURY OBLIGATIONS--bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). No Fund may actively trade STRIPS. STRIPS are sold as zero coupon securities; for more information, see "Zero Coupon Securities."

    VARIABLE AND FLOATING RATE INSTRUMENTS--may involve a demand feature and may include variable amount master demand notes available through the Custodian, or otherwise. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the Fund's managers, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for each Fund. Each Fund's Money Managers will monitor on an ongoing basis the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

    In case of obligations which include a put feature at the option of the debt holder, the date of the put may be used as an effective maturity date for the purpose of determining weighted average fund maturity.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems it appropriate to do so. When investing in when-issued securities, a Fund will not accrue income until delivery of the securities and will invest in such securities only for purposes of actually acquiring the securities and not for purposes of leveraging.

    One form of when-issued or delayed-delivery security that a Portfolio may purchase is a "to be announced" ("TBA") mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.

    Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

    A Fund will establish a segregated account and maintain liquid assets in an amount at least equal in value to that Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund involved will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

    ZERO COUPON SECURITIES--STRIPS and receipts (TRs, TIGRs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

    Corporate zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value, or
(ii) notes or debentures that pay no current interest until a stated dated one or more years into the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation. A Fund must accrete the discount or interest on high-yield bonds structured as zero coupon securities as income even though it does not receive a corresponding cash interest payment until the security's maturity or payment date. A Fund may have to dispose of its securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash to satisfy distribution requirements. A Fund accrues income with respect to the securities prior to the receipt of cash payments.

                             DESCRIPTION OF RATINGS

DESCRIPTION OF MOODY'S SHORT-TERM RATINGS

    PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    - Leading market positions in well-established industries.

    - High rates of return on funds employed.

    - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    - Well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S SHORT-TERM RATINGS

A-1        This highest category indicates that the degree of safety regarding timely payment is strong. Debt determined to possess extremely strong safety characteristics is denoted
           with a plus sign (+) designation.
A-2        Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.
A-3        Debt carrying this designation has an adequate capacity for timely payment. It is, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B          Debt rated 'B' is regarded as having only speculative capacity for timely payment.
C          This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D          This rating indicates that the obligation is in payment default.

DESCRIPTION OF DUFF & PHELPS' SHORT-TERM RATINGS

Duff 1+    Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.
Duff 1     Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.
Duff 1-    High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

GOOD GRADE

Duff 2     Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

SATISFACTORY GRADE

Duff 3     Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

NON-INVESTMENT GRADE

Duff 4     Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

DEFAULT

Duff 5     Issuer failed to meet scheduled principal and/or interest payments.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

F-1+       Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1        Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'
F-2        Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.
F-3        Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.
F-S        Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.
D          Default. Issues assigned this rating are in actual or imminent payment default.
LOC        The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

DESCRIPTION OF IBCA'S SHORT-TERM RATINGS (UP TO 12 MONTHS)

A1+        Obligations supported by the highest capacity for timely repayment.
A1         Obligations supported by a strong capacity for timely repayment.
A2         Obligations supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.
A3         Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.
B          Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.
C          Obligations for which there is an inadequate capacity to ensure timely repayment.
D          Obligations which have a high risk of default or which are currently in default.

DESCRIPTION OF THOMSON BANKWATCH'S SHORT-TERM RATINGS

TBW-1      The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.
TBW-2      The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".
TBW-3      The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.
TBW-4      The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

                             INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

    The following investment limitations and the investment limitations in the Prospectus are fundamental policies of the Trust and may not be changed without shareholder approval.

A Fund may not:


1. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.



2. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts, and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.



3. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.



4. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.



    For purposes of the industry concentration limitation specified in the prospectus, (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to end users of their services, for example, automabile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational agencies will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) governmental issuers within a particular country will be deemed to be conducting their principal business activities in that same industry.


NON-FUNDAMENTAL POLICIES

    The following investment limitations are non-fundamental policies of the Trust and may be changed without shareholder approval.

A Fund may not:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

2.  Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions, (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts, and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements of section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

5. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

6. Purchase securities which are not readily marketable if, in the aggregate, more than 15% of its total assets would be invested in such securities.

                      THE ADMINISTRATOR AND TRANSFER AGENT


    The Administration Agreement provides that the Administrator, SEI Investments Fund Management ("SEI Management" or the "Administrator") shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of SEI Management in the performance of its duties or from reckless disregard of its duties and obligations thereunder.


    The continuance of the Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and
(ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Administration Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement is terminable at any time as to any Fund without penalty by the Trustees of the Trust, by a vote of a majority of the outstanding shares of the Fund or by SEI Management on not less than 30 days' nor more than 60 days' written notice. This Agreement shall not be assignable by either party without the written consent of the other party.


    The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784
Funds-Registered Trademark-, CoreFunds, Inc., Crestfunds, Inc., CUFUND, the Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, The Nevis Funds, Marquis Funds-Registered Trademark-, Monitor Funds, Morgan Grenfell Investment Trust, Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and TIP Institutional Funds.


    If operating expenses of any Fund exceed applicable limitations, SEI Management will pay such excess. SEI Management will not be required to bear expenses of any Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The term "expenses" is defined in such laws or regulations, and generally excludes brokerage commissions, distribution expenses, taxes, interest and extraordinary expenses.


    For the fiscal year ended May 31, 1998, the Funds paid fees to SEI Management as follows:



                                                        FEES PAID            FEES
FUND                                                (REIMBURSED) (000)   WAIVED (000)
--------------------------------------------------  ------------------   ------------
                                                           1998              1998
                                                    ------------------   ------------
Large Cap Fund....................................         $110              $305
Small Cap Fund....................................         $ 30              $ 83
Core Fixed Income Fund............................         $ 75              $202
High Yield Bond Fund..............................          *                 *
International Fixed Income Fund...................          *                 *
Emerging Markets Equity Fund......................          *                 *
International Equity Fund.........................         $186              $ 48


------------------------

* Not in operation during such period.

                       THE MANAGER AND THE MONEY MANAGERS

    The Manager Agreement and certain of the Money Manager Agreements provide that SEI Investments Management Corporation ("SIMC" or the "Manager")(or any Money Manager) shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. In addition, certain of the Money Manager Agreements provide that the Money Manager shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

    The continuance of each Manager and Money Manager Agreement must be specifically approved at least annually (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees, and (ii) by the vote of a majority of the Trustees who are not parties to such Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Money Manager Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Manager or Money Manager, or by the Manager or Money Manager on 90 days' written notice to the Trust.

    SIMC and the Trust have obtained an exemptive order from the SEC that permits SIMC, with the approval of the Trust's Board of Trustees, to retain unaffiliated Money Managers for a Fund without submitting the Money Manager agreement to a vote of the Fund's shareholders. The exemptive relief permits the non-disclosure of amounts payable by SIMC under such Money Manager agreements. The Trust will notify shareholders in the event of any change in the identity of the Money Manager for a Fund.

    For the fiscal year ended May 31, 1998, the Funds paid SIMC fees as follows:



FUND
-------------------------------------------------------------------------------
                                                                                 FEES PAID (000)  FEE WAIVERS (000)
                                                                                 ---------------  -----------------
                                                                                      1998              1998
                                                                                 ---------------  -----------------
Large Cap Fund.................................................................     $   2,125         $   1,199
Small Cap Fund.................................................................     $   1,191         $     290
Core Fixed Income Fund.........................................................     $     706         $     958
High Yield Bond Fund...........................................................         *                 *
International Fixed Income Fund................................................         *                 *
Emerging Markets Equity Fund...................................................         *                 *
International Equity Fund......................................................     $   1,644         $     744


------------------------

* Not in operation during such period.


    For the fiscal year ended May 31, 1998, SIMC paid the Money Managers as follows:



FUND
-------------------------------------------------------------------------------
                                                                                 FEES PAID (000)   FEE WAIVERS (000)
                                                                                 ---------------  -------------------
                                                                                      1998               1998
                                                                                 ---------------  -------------------
Large Cap Fund.................................................................     $   1,777          $       0
Small Cap Fund.................................................................     $   1,062          $       0
Core Fixed Income Fund.........................................................     $     655          $       0
High Yield Bond Fund...........................................................         *                  *
International Fixed Income Fund................................................         *                  *
Emerging Markets Equity Fund...................................................         *                  *
International Equity Fund......................................................     $   1,108          $       0


------------------------

* Not in operation during such period.

                                  DISTRIBUTION


    The Distributor, a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement ("Distribution Agreement"). The Distribution Agreement shall be reviewed and ratified at least annually (i) by the Trust's Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Fund on not less than sixty days' notice by the Trust's Trustees, by vote of a majority of the outstanding shares of such Fund or by the Distributor. The Distributor will receive no compensation for the distribution of Fund shares.


    Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

                       TRUSTEES AND OFFICERS OF THE TRUST


    The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following:
The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CoreFunds, Inc., CrestFunds, Inc., CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis Funds-Registered Trademark-, Monitor Funds, Morgan Grenfell Investment Trust, Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Santa Barbara Group of Mutual Funds, Inc., SEI Daily Income Trust, SEI Index Funds, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, and TIP Institutional Funds, each of which is an open-end management investment company managed by SEI Fund Management or its affiliates and, except for Santa Barbara Group of Mutual Funds, Inc., distributed by SEI Investments Distribution Co. (the "Distributor").



    ROBERT A. NESHER (DOB 08/17/46)--Chairman of the Board of Trustees*--Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Manager, the Administrator and the Distributor, 1981-1994. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Boston 1784 Funds-Registered Trademark-, The Expedition Funds, Marquis Funds-Registered Trademark-, Oak Associates Funds, Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.



    WILLIAM M. DORAN (DOB 05/26/40)--Trustee*--2000 One Logan Square, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Manager, the Administrator and the Distributor, Director and Secretary of SEI Investments and Secretary of the Manager, the Administrator and the Distributor. Trustee of The Advisors' Inner Circle Fund. The Arbor Fund, The Expedition Funds, Marquis
Funds-Registered Trademark-, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.



    F. WENDELL GOOCH (DOB 12/03/32)--Trustee**--President, Orange County Publishing Co., Inc.; Publisher, Paoli News and Paoli Republican; and Editor, Paoli Republican, October 1981-January 1997. President, H&W Distribution, Inc., since July 1984. Executive Vice President, Trust Department, Harris Trust and Savings Bank and Chairman of the Board of Directors of The Harris Trust Company of Arizona before January 1981. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds and STI Classic Variable Trust.



    FRANK E. MORRIS (DOB 12/30/23)--Trustee**--Peter Drucker Professor of Management, Boston College, 1989-1990. President, Federal Reserve Bank of Boston, 1968-1988. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, and SEI Tax Exempt Trust.



    JAMES M. STOREY (DOB 04/12/31)--Trustee**--Partner, Dechert Price & Rhoads, from September 1987-December 1993. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, and SEI Tax Exempt Trust.

    GEORGE J. SULLIVAN, JR. (DOB 11/13/42)--Trustee**--Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991-December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995, Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Liquid Asset Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, and SEI Tax Exempt Trust.



    EDWARD D. LOUGHLIN (DOB 03/07/51)--President and Chief Executive Officer--Executive Vice President and President--Asset Management Division of SEI Investments, the Manager and the Administrator since 1997. Senior Vice President, SEI Investments, 1986-1991; Vice President, SEI Investments, 1981-1986.



    TODD B. CIPPERMAN (DOB 02/14/66)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of SEI Investments, the Manager, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.



    LYDIA A. GAVALIS (DOB 06/05/64)--Vice President and Assistant
Secretary--Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.



    KATHY HEILIG (DOB 12/21/58)--Vice President and Assistant
Secretary--Treasurer of SEI Investments Company since 1997; Assistant Controller of SEI Investments Company since 1995; Vice President of SEI Investments Company since 1991; Director of Taxes of SEI Investments Company 1987 to 1991. Tax Manager, Arthur Anderson LLP prior to 1987.



    JOSEPH M. O'DONNELL (DOB 11/13/54)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of the Manager, the Administrator and the Distributor since 1998. Vice President and General Counsel, FPS Services, Inc., 1993-1997. Staff Counsel and Secretary, Provident Mutual Family of Funds, 1990-1993.



    SANDRA K. ORLOW (DOB 10/18/53)--Vice President and Assistant
Secretary--Secretary of the Distributor since 1998; Vice President of the Distributor since 1988. Vice President and Assistant Secretary of the Manager and the Administrator since 1988. Assistant Secretary of the Distributor from 1988 to 1998.



    CYNTHIA M. PARRISH (DOB 10/23/59)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of the SEI Investments, the Manager, the Administrator and the Distributor since August 1997. Branch Chief, Division of Enforcement, U.S. Securities and Exchange Commission, January 1995-August 1997. Senior Counsel--Division of Enforcement, U.S. Securities and Exchange Commission, September 1992-January 1995. Staff Attorney--Division of Enforcement, U.S. Securities and Exchange Commission, September 1990-September 1992.



    KEVIN P. ROBINS (DOB 04/15/61)--Vice President and Assistant Secretary--Senior Vice President and General Counsel of SEI Investments, the Manager, the Administrator and the Distributor since 1994. Assistant Secretary of SEI Investments since 1992; Secretary of the Adviser and the Manager since 1994. Vice President, General Counsel and Assistant Secretary of the Adviser, the Manager and the Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.



    KATHRYN L. STANTON (DOB 11/19/58)--Vice President and Assistant Secretary--General Counsel, Investment Systems and Services since 1997. Deputy General Counsel of SEI Investments since 1996. Vice President and Assistant Secretary of SEI Investments, the Manager, the Administrator and the Distributor since 1994; Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-1994.



    LYNDA J. STRIEGEL (DOB 10/30/48)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. Senior Asset Management Counsel, Barnett Banks, Inc. (1997-1998). Partner, Groom and Nordberg, Chartered, 1996-1997. Associate General Counsel, Riggs Bank, N.A., 1991-1995.

    RICHARD W. GRANT (DOB 10/25/45)--Secretary--2000 One Logan Square, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Manager, the Administrator and the Distributor.



    MARK E. NAGLE (DOB 10/20/59)--Controller and Chief Financial Officer--Vice President of Fund Accounting and Administration for SEI Investments Mutual Fund Services and Vice President of the Manager since 1996. Vice President of the Distributor since December 1997. Vice President, Fund Accounting, BISYS Fund Services September 1995 to November 1996. Senior Vice President and Site Manager, Fidelity Investments 1981 to September 1995.


------------------------


 *Messrs. Nesher and Doran are Trustees who may be deemed to be "interested persons" of the Trust as the term is defined in the 1940 Act.



**Messrs. Gooch, Storey, Morris and Sullivan serve as members of the Audit
  Committee of the Trust.



    Compensation of officers and affiliated Trustees of the Trust is paid by SEI Management. The Trust pays the fees for unaffiliated Trustees. For the fiscal year ended May 31, 1998, the Trust paid the following amounts to the Trustees.



                                         AGGREGATE            PENSION OR                           TOTAL COMPENSATION FROM
                                       COMPENSATION       RETIREMENT BENEFITS      ESTIMATED         REGISTRANT AND TRUST
                                      FROM REGISTRANT         ACCRUED AS             ANNUAL        COMPLEX PAID TO TRUSTEES
NAME OF                               FOR FISCAL YEAR           PART OF          BENEFITS UPON               FOR
PERSON, POSITION                       ENDED 5/31/98         FUND EXPENSES         RETIREMENT     FISCAL YEAR ENDED 5/31/98
-----------------------------------  -----------------  -----------------------  --------------   --------------------------
F. Wendell Gooch, Trustee..........      $  16,836             $       0            $      0      $99,000 for services on 8
                                                                                                    boards
Frank E. Morris, Trustee...........      $  16,836             $       0            $      0      $99,000 for services on 8
                                                                                                    boards
James M. Storey, Trustee...........      $  16,836             $       0            $      0      $99,000 for services on 8
                                                                                                    boards
Robert A. Nesher, Trustee..........      $       0             $       0            $      0      $0 for services on 8
                                                                                                    boards
William M. Doran, Trustee..........      $       0             $       0            $      0      $0 for services on 8
                                                                                                    boards
George J. Sullivan, Trustee........      $  16,836             $       0            $      0      $99,000 for services on 8
                                                                                                    boards


------------------------

    Mr. Edward W. Binshadler is a Trustee Emeritus of the Trust. Mr. Binshadler serves as a consultant to the Audit Committee and receives as compensation $5,000 per Audit Committee meeting attended.

                                  PERFORMANCE

    From time to time, each Fund may advertise yield and/or total return. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Fund refers to the annualized income generated by an investment in such Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period generated each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

       Yield = 2[(((a-b)/cd) + 1) to the power of 6 -1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

    Actual yield will depend on such variables as asset quality, average asset maturity, the type of instruments a Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors. For the 30-day period ending May 31, 1998, the yields for the Large Cap, Small Cap and Core Fixed Income Funds were 1.27%, 0.49% and 5.88%, respectively.


    The total return of a Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula:

       P(1 + T)to the power of n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.


    Based on the foregoing, the average annual total return for the Funds from inception (June 14, 1996) through May 31, 1998 were as follows:



                                                                                          AVERAGE ANNUAL
                                                                                           TOTAL RETURN
FUND                                                                                      SINCE INCEPTION
----------------------------------------------------------------------------------------  ---------------
Large Cap Fund..........................................................................       31.45%
Small Cap Fund..........................................................................       17.98%
Core Fixed Income Fund..................................................................       10.13%
High Yield Bond Fund....................................................................         *
International Fixed Income Fund.........................................................         *
Emerging Markets Equity Fund............................................................         *
International Equity Fund...............................................................        9.15%


------------------------

* Not in operation during such period.

    The Funds may, from time to time, compare their performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.

    From time to time the Trust may include the names of clients of the Money Managers in advertisements and/or sales literature for the Trust.


                       PURCHASE AND REDEMPTION OF SHARES



    Each Fund's securities are valued by SEI Management pursuant to valuations provided by an independent pricing service (generally the last quoted sale price). Fund's securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each Business Day (defined as days on which the New York Stock Exchange is open for business ("Business Day")) or, if there is no such reported sale, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. The pricing service may also use a matrix system to determine valuations. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.


    It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of readily marketable securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

    A gain or loss for federal income tax purposes may be realized by a taxable shareholder upon an in-kind redemption depending upon the shareholder's basis in the shares of the Trust redeemed.

    The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the fund securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the New York Stock Exchange, the Manager, the Administrator, the Distributor, the Money Managers and/or the Custodian are not open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    The securities may be traded on foreign markets on days other than Business Days or the net asset value of a Fund may be computed on days when such foreign markets are closed. In addition, foreign markets may close at times other than 4:00 p.m. Eastern time. As a consequence, the net asset value of a share of a Fund may not reflect all events that may affect the value of the Fund's foreign securities unless the Money Managers determine that such events materially affect net asset value in which case net asset value will be determined by consideration of other factors.

                                     TAXES

    The following is only a summary of certain additional federal tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectus. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Funds or their shareholders and the discussion here and in the Funds' Prospectus is not intended as a substitute for careful tax planning.

    This discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

    Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies; (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than

U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

    Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.


    Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution.



    Long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates.


    If a Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at corporate rates, and its distributions (including capital gain distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for eligible corporate shareholders.

    A Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, or (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding.

    Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, a Fund will be eligible to, and will, file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by a Fund. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder's federal income tax. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and United States possessions.

STATE TAXES

    A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders should consult their own tax advisers regarding the affect of federal, state and local taxes in their own individual circumstances.

                             PORTFOLIO TRANSACTIONS


    The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in fund securities. Subject to policies established by the Trustees, the Money Managers are responsible for placing orders to execute Fund transactions. In placing orders, it is the Trust's policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Money Managers generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Trust will not purchase fund securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.


    The money market securities in which a Fund invests are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Money Managers will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing fund securities transactions of a Fund will primarily consist of dealer spreads and underwriting commissions.

    It is expected that the Funds may execute brokerage or other agency transactions through the Distributor, a registered broker-dealer, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules of the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting fund transactions for a Fund on an exchange. These provisions further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, a Fund may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Fund's expenses. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

    Since the Trust does not market its shares through intermediary brokers or dealers, it is not the Trust's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Fund's Money Managers may place fund orders with qualified broker-dealers who recommend the Trust to clients, and may, when a number of brokers and dealers can provide best price and execution on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

    The Trust does not expect to use one particular dealer, but a Fund's Money Managers may, consistent with the interests of the Fund, select brokers on the basis of the research services they provide to the Fund's Money Managers. Such services may include analysis of the business or prospects of a company, industry or economic sector or statistical and pricing services. Information so received by the Money

Manager will be in addition to and not in lieu of the services required to be performed by a Fund's Money Managers under the Advisory and/or Sub-Advisory Agreements. If in the judgement of a Fund's Money Managers the Funds, or other accounts managed by the Fund's Money Managers, will be benefitted by supplemental research services, the Fund's Money Managers are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of a Fund's Money Managers will not necessarily be reduced as a result of the receipt of such supplemental information.

    In connection with transactions effected for Funds operating within the "Manager of Managers" structure, under this policy, SIMC and the various firms that serve as money managers to certain Funds of the Trust, in the exercise of joint investment discretion over the assets of a Fund, may direct a portion of a Fund's brokerage to the Distributor. All such transactions directed to the Distributor must be accomplished in a manner that is consistent with the Trust's policy to achieve best net results, and must comply with the Trust's procedures regarding the execution of transactions through affiliated brokers.


    For the fiscal year ended May 31, 1998, the Funds paid the following brokerage fees:


                                                                                                 % OF TOTAL
                                  TOTAL $ AMOUNT     TOTAL $ AMOUNT         % OF TOTAL            BROKERED
                                   OF BROKERAGE       OF BROKERAGE           BROKERAGE          TRANSACTIONS      TOTAL $ AMOUNT
                                    COMMISSION        COMMISSIONS           COMMISSIONS       EFFECTED THROUGH     OF BROKERED
                                   PAID IN 1998    PAID TO AFFILIATES   PAID TO AFFILIATES       AFFILIATES        TRANSACTIONS
FUND                                  (000)          IN 1998 (000)            IN 1998              IN 1998           IN 1998
--------------------------------  --------------   ------------------   -------------------   -----------------   --------------
Large Cap Fund..................      $1,331               $0                    0%                   0%             $717,375
Small Cap Fund..................      $  639               $0                    0%                   0%             $197,196
Core Fixed Income Fund..........        *                  $0                    0%                   0%             $ 55,236
High Yield Bond Fund............        *                  *                     *                    *                 *
International
 Fixed Income Fund..............        *                  *                     *                    *                 *
Emerging Markets Equity Fund....        *                  *                     *                    *                 *
International Equity Fund.......      $1,576               $0                    0%                   0%             $893,767

                                      TOTAL BROKERAGE
                                        COMMISSIONS
                                  PAID TO THE DISTRIBUTOR
                                    IN CONNECTION WITH
                                   REPURCHASE AGREEMENT
FUND                               TRANSACTIONS IN 1998
--------------------------------  -----------------------
Large Cap Fund..................            $0
Small Cap Fund..................            $0
Core Fixed Income Fund..........            $0
High Yield Bond Fund............             *
International
 Fixed Income Fund..............             *
Emerging Markets Equity Fund....             *
International Equity Fund.......            $0


------------------------------

* Not in operation during such period.


    The portfolio turnover rate for each Fund for the fiscal year ended May 31, 1998 was as follows:



                                                                                 TURNOVER RATE
FUND                                                                                 1997
-------------------------------------------------------------------------------  -------------
Large Cap Fund.................................................................        72%
Small Cap Fund.................................................................       120%
Core Fixed Income Fund.........................................................       324%
High Yield Bond Fund...........................................................        *
International Fixed Income Fund................................................        *
Emerging Markets Equity Fund...................................................        *
International Equity Fund......................................................       109%


------------------------

* Not in operation during such period.


    As of May 31, 1998, the Large Cap Fund owned $3,745,000 of equity securities issued by Lehman Brothers; $4,806,000 of equity securities issued by Merrill Lynch; $2,695,000 of equity securities and $29,844,000 of debt securities issued by J.P. Morgan; $6,659,000 of equity securities issued by Bear Stearns; and $8,634,000 of equity securities issued by Morgan Stanley. The Small Cap Fund owned $28,113,000 of debt securities issued by Merrill Lynch. The Core Fixed Income Fund owned $150,521,000 of debt securities issued by J.P. Morgan; $799,000 of debt securities issued by Goldman Sachs; $6,908,000 of debt securities issued by Lehman Brothers; $1,727,000 of debt securities issued by PaineWebber; $4,746,000 of debt securities issued by Salomon Brothers; $8,109,000 of debt securities issued by Merrill Lynch; and $1,465,000 of debt securities issued by Bear Stearns. The International Equity Fund owned $9,269,000 of debt securities issued by Merrill Lynch; $32,382,000 of debt securities issued by Morgan Stanley; and $2,516,000 of debt securities issued by State Street Bank.


                             DESCRIPTION OF SHARES

    The Declaration of Trust authorizes the issuance of an unlimited number of shares of each Fund, each of which represents an equal proportionate interest in that Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. Share certificates representing the shares will not be issued.

                       LIMITATION OF TRUSTEES' LIABILITY

    The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

                                     VOTING

    Where the Prospectus for the Funds or this Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by Proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

                             SHAREHOLDER LIABILITY

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a Trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust (i) contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and (ii) provides for indemnification out of the Trust property for any shareholders held personally liable for the obligations of the Trust.

                                5% SHAREHOLDERS


    As of September 1, 1998, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Funds. The Trust believes that most of the shares referred to above were held by the above persons in accounts for their fiduciary, agency, or custodial customers.


LARGE CAP FUND:
                          NAME AND ADDRESS                            NUMBER OF SHARES   PERCENT OF FUND
--------------------------------------------------------------------  -----------------  ---------------
SEI Trust Company ..................................................        66,283,428         89.96%
Attn: Jacqueline Esposito
One Freedom Valley Drive
Oaks, PA 19456


SMALL CAP FUND:
                          NAME AND ADDRESS                            NUMBER OF SHARES   PERCENT OF FUND
--------------------------------------------------------------------  -----------------  ---------------
SEI Trust Company ..................................................        18,212,386         64.27%
Attn: Jacqueline Esposito
One Freedom Valley Drive
Oaks, PA 19456

Wachovia Bank N.A. .................................................         3,810,975         13.45%
Air Products and Chemicals Inc.
301 North Church Street
Winston-Salem NC 27101

Fleet National Bank ................................................         2,006,608          7.08%
Mutual Fund Specialist
P.O. Box 92800
Rochester, NY 14692

CORE FIXED INCOME FUND:
                          NAME AND ADDRESS                            NUMBER OF SHARES   PERCENT OF FUND
--------------------------------------------------------------------  -----------------  ---------------
SEI Trust Company ..................................................        59,843,692         84.07%
Attn: Jacqueline Esposito
One Freedom Valley Drive
Oaks, PA 19456

Fleet National Bank ................................................         4,574,972          6.43%
Mutual Fund Specialist
P.O. Box 92800
Rochester, NY 14692

INTERNATIONAL EQUITY FUND:
                          NAME AND ADDRESS                            NUMBER OF SHARES   PERCENT OF FUND
--------------------------------------------------------------------  -----------------  ---------------
SEI Trust Company ..................................................        37,221,881         72.29%
Attn: Jacqueline Esposito
One Freedom Valley Drive
Oaks, PA 19456

                                    EXPERTS


    The financial statements incorporated by reference into this Statement of Additional Information have been incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



                                 LEGAL COUNSEL



    Morgan, Lewis & Bockius LLP serves as counsel to the Trust.


                              FINANCIAL STATEMENTS


    The Trust's financial statements for the fiscal year ended May 31, 1998, including notes thereto and the report of PricewaterhouseCoopers LLP thereon, are herein incorporated by reference from the Trust's 1998 Annual Report. A copy of the 1998 Annual Report must accompany the delivery of this Statement of Additional Information.


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